SCHEDULE 14C and 14F- INFORMATION
                           (Rule 14c-10 & Rule 14f-10)

    Information Statement Pursuant to Section 14(c) and Section 14(f) of the
               Securities Exchange Act of 1934 (Amendment No.__)

Check the appropriate box:

[X] Preliminary Information Statement   [ ] Confidential, for use of the
[ ] Definitive Information Statement        Commission only (as permitted
                                            by Rule 14c-5(d)(2))

                                 DOMINIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

            [X] No Fee Required.

            [ ] Fee computed on table below per Exchange Act Rules 14c- 5(g) and
                0-11.

            1) Title of each class of securities to which transaction applies:


            2) Aggregate number of securities to which transaction applies:


            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
--------------------------------------------------------------------------------

            4) Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

            5) Total Fee Paid.

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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)   Amount Previously Paid:

                 ---------------------------------------------------------------

            2)   Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------

            3)   Filing Party:

                 ---------------------------------------------------------------

            4)   Date Filed:

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


                                  DOMINIX, INC.
                               40 MARQUETTE DRIVE
                            SMITHTOWN, NEW YORK 11787

                                 ---------------

           Information Statement pursuant to sections 14(C) and 14(F) of the securities and exchange act of 1934

                                 ---------------

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                ----------------

         This Information Statement (the "Information Statement") is being mailed on or about December ___, 2003 to the holders of record at the close of business on December 8, 2003, (the "Record Date") of the shares of common stock, $.001 par value per share ("Common Stock") of Dominix, Inc. (the "Company"), in connection with the Company's acquisition of MarketShare Recovery, Inc., a New York corporation (the "MarketShare Acquisition") and merger with Jade Entertainment Group, Inc., a New York corporation (the "Jade Merger") and the appointment of certain persons to the Board of Directors of the Company other than at a meeting of the shareholders of the Company.

         This Information Statement is also being mailed to the Company's shareholders in connection with a proposed action by written consent to authorize and approve:

         1. An amendment and restatement of the Company's Certificate of Incorporation which (a) changes the name of the Company to "110 Media Group, Inc."; (b) reverse splits the outstanding shares of the Company's Common Stock one-for-two hundred (the "Reverse Split"); (c) changes the number of shares of Common Stock the Company is authorized to issue to 50,000,000 post Reverse Split; and (d) increases the number of shares of Preferred Stock, no par value, the Company is authorized to issue from 5,000,000 to 10,000,000 post Reverse Split.

         2.       The adoption of the Company's 2003 Equity Incentive Plan.

         The Company has obtained all necessary corporate approvals in connection with the foregoing actions and your consent is not required and is not being solicited in connection with the approval of the foregoing action (collectively, the "Stockholder Matters"). Section 228 of the Delaware General Corporation Law and the bylaws of the Company provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. Dissenting shareholders do not have any statutory appraisal rights as a result of the action taken. On the Record Date, stockholders of the Company that own 19,231,410 shares of the Company's Common

Stock, and holders of Series A Preferred Stock of the Company that own 2,824,999 shares of Series A Preferred Stock and are entitled to vote 564,999,800 shares of the Common Stock which in combination constitutes 66%% of the outstanding shares entitled to vote, executed written consents to approve the foregoing actions. The corporate action will be effective 20 days after the mailing of this Information Statement.

         This Information Statement is being distributed pursuant to the requirements of Sections 14(c) and 14(f) of the Securities Exchange Act of 1934.

         The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. Expenses in connection with the distribution of this information Statement will be paid by the Company and are anticipated to be less than $10,000.

               INFORMATION RELATING TO THE COMPANY'S COMMON STOCK

         The shares of Common Stock and the shares of Series A Preferred Stock and a newly created Series B Preferred Stock issued to the shareholders of Jade in connection with the Jade Merger are the only classes of voting securities currently outstanding. The Company is authorized to issue 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Each share of Common Stock is entitled to one vote per share on all matters submitted to a vote of the shareholders. Each share of Series A Preferred Stock is entitled to two hundred
(200) votes per share on all matters submitted to a vote of the shareholders. Each share of Series B Preferred Stock is entitled to approximately 12,142 votes per share on all matters submitted to a vote of the shareholders. As of December 5, 2003, the Company had 197,140,105 shares of Common Stock outstanding, which is the same number of votes this class is entitled to cast, 3,439,999 shares of Series A Preferred Stock outstanding, which entitles this class to have an aggregate of 687,999,800 votes cast and 82,167 shares of Series B Preferred Stock outstanding, which entitles this class to have an aggregate of 997,675,000 votes cast on Stockholder Matters. The outstanding Common Stock of the Company does not include shares of Common Stock to be issued effective upon the Reverse Split to accredited investors in the Company's private placement of convertible notes (the "Notes") pursuant to which the Company raised gross proceeds of $575,000 and closed such private placement on December 1, 2003 (the "Private Placement"), and up to 330,000 shares of Common Stock to be issued effective upon the Reverse Split pursuant to agreements with several of the Company's holders of its outstanding convertible securities (the "Settlement Shares"). The Company will issue 575,000 shares of Common Stock and warrants to acquire 287,500 shares of Common Stock at an exercise price of $1.75 in connection with the conversion of the Notes to the accredited investors in the Private Placement upon the Reverse Split becoming effective. The Company will also issue a warrant to acquire 10,000 shares of Common Stock at an exercise price of $1.00 and a warrant to acquire 10,000 shares of Common Stock at an exercise price of $1.75 to CGF Securities, LLC as a selling agent commission as consideration for its participation in raising capital in the Private Placement. Such warrants are to be issued upon the Reverse Split becoming effective. The outstanding Common Stock does not include the 500,000 shares of Common Stock to be issued effective upon the Reverse Split which were awarded under the Company's 2003 Equity Incentive Plan.

                        CHANGES OF CONTROL OF THE COMPANY

         Effective with the closing of the Jade Merger on December 5, 2003, Raymond Barton and Timothy Schmidt who were the management of Jade, were appointed by the Company's sole director as the Company's Chief Executive Officer and President, respectively. Ten days after the mailing of this Information Statement, the Company's sole director, Mr. Andrew J. Schenker, will nominate and elect Messrs. Schmidt and Barton to the Company's Board of Directors and he will resign all his positions with the Company. There are no other understandings or arrangements between Mr. Schenker and the new management team of the Company.

         Prior to the Jade Merger, the Company had no significant assets and was a "shell" company with minimal assets and no operations. As a result of the Jade Merger, the shareholders of Jade received a newly created Series B Preferred Stock of the Company convertible into 997,675,000 shares of Common Stock of the Company which together with the issuance of 85,000,000 shares of the Company's Common Stock equals approximately fifty percent (50%) of the Common Stock outstanding of the Company on a fully diluted basis as of the date of the closing of the Jade Merger and the closing of the MarketShare Acquisition. As a further result of the Jade Merger, Messrs. Barton and Schmidt became "control persons" of the Company, as that term is defined in the Securities Act of 1933, as amended (the "Act"). Pursuant to Rule 405 of the Act, the term (control" including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether though ownership of voting securities, by contract or otherwise. Mr. Schenker delivered his letter of resignation as President of the Company effective upon such appointments and intends to deliver a letter of resignation as a member of the Board of Directors of the Company effective 10 days after the mailing of this Information Statement.

                               BOARD OF DIRECTORS

General

         Management of the Company, prior to the Jade Merger and MarketShare Acquisition is set forth below:

         Name                   Age     Position
         ----                   ---     --------

         Andrew J. Schenker     43      President, Treasurer, Secretary and
                                        Sole Director

            Mr. Schenker was appointed Director, President and Secretary of the Company on April 30, 2002. Mr. Schenker became the sole director of the Company in April 2003. Since January 2002, Andrew J. Schenker has also been the President of CDKnet.com, Inc. where he has also been a director since May, 1998. Effective November, 2003, Mr. Schenker became the Senior Vice President and Chief Financial Officer of Genio Group, Inc. Prior to November 2003, Mr. Schenker was a Director of Genio Group, Inc. since October 2002 when it was known as National Management Consulting, Inc. From November 1986 to May 2001, he held several financial management positions at Symbol Technologies, Inc., most recently at the position of General Manager for Education Marketing-Worldwide at Symbol Technologies, Inc. He is also the trustee for several trusts and a public foundation, as well as an executive committee member of the Smithtown Central School District Industry Advisory Board. Mr. Schenker is a graduate of Hofstra University where he received a Bachelor of Arts Degree in Accounting in 1982.

         Ten days after mailing this Information Statement, Mr. Schenker will resign as the Company's sole director and will nominate and elect the following individuals to the Company's Board of Directors:

         Name                   Age             Position
         ----                   ---             --------

        Raymond Barton          33              CEO and Chairman
        Timothy Schmidt         32              President and a Director

         Raymond Barton and Timothy Schmidt co-founded Jade Entertainment Group, Inc. and MarketShare Recovery, Inc. Raymond Barton serves as Chairman of the Board of Directors, Chief Operating Officer and Chief Technology Officer of MarketShare Recovery, Inc. Mr. Barton also serves as the Chairman of the Board of Directors and Chief Technology Officer of Jade Entertainment Group, Inc. Prior to co-founding Jade Entertainment Group, Inc. and MarketShare Recovery,
Inc., Mr. Barton was a stock broker at Meyers Pollock Robbins, and at Continental Broker Dealers where he served as a retail broker. Mr. Barton also served as Business Development Manager with PcQuote, Inc. and was in charge of developing business contacts and negotiating joint ventures. Prior to that Mr. Barton served as Executive Vice President of Financialweb.com, where his responsibilities included managing the production of online content. Mr. Barton served as the CEO/President of Thinkersgroup, Inc. a mobile wireless software developer, where he developed the Company's business. Mr. Barton attended the State University of New York at Farmingdale, and received a Bachelor of Arts Degree in criminal justice from New York City Police Academy in 1991.

         Timothy Schmidt has served as the President and CEO of MarketShare Recovery, Inc. since its inception in January 2000. Mr. Schmidt is also the Chief Executive Officer, Chief Financial Officer, President and director of Jade Entertainment Group, Inc. Prior to these positions, Mr. Schmidt served as Chief Operating Officer for Thinkersgroup.com, a wireless developer of software applications where he managed company operations, administration and human resources. Mr. Schmidt attended the State University of New York at Farmingdale where he studied Business Administration from 1989 through 1991.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of December 8, 2003, information with respect to the securities holdings of all persons which the Company, pursuant to filings with the Securities and Exchange Commission, has reason to believe may be deemed the beneficial owners of more than 5% of the Company's outstanding Common Stock, Series A Preferred Stock and Series B Preferred Stock calculated on an as issued, as converted basis. For purposes of calculations for this table, the total number of outstanding shares is 10,319,075. Also set forth in the table is the beneficial ownership of all shares of the Company's outstanding stock, as of such date, of all officers and directors, individually and as a group.

                                                                                     Percent of
                                                                 Amount of           Beneficial
                                                                Beneficial          Ownership and
  Name and Address                                 Class       Ownership (1)      Voting Power (2)
  ----------------                                 -----       -------------      ----------------
  Andrew J. Schenker                              Common          100,000                 .99%
  Director

  Ray Barton(3)                                   Common        2,575,332                24.9%
  Chief Executive Officer

  Timothy Schmidt(4)                              Common        1,291,916                12.5%
  President

  Steven A. Horowitz(5)                           Common          693,666                 6.7%

  Snapper Partners, LLC(6)                        Common          545,000                 5.3%

  All Directors and Officers as a Group           Common        3,967,248                38.5%
  (3 Persons)


(1) Except as otherwise indicated, includes (i) total number of shares outstanding and the number of shares which each person has the right to acquire within 60 days through the exercise of warrants or the conversion of Series A Preferred Stock and Series B Preferred Stock pursuant to Item 403 of Regulation S-B and Rule 13d-3(d)(1), promulgated under the Securities Exchange Act of 1934 and takes into account (ii) the Reverse Split; (iii) the issuance of securities in the Private Placement; (iv) the Settlement Shares, which in the aggregate equals 330,000 shares of Common Stock; (v) the Shares underlying the Series B Preferred Shares issued to the Jade shareholders, but does not take into account the Shares underlying the Series B Preferred Shares to be issued upon the closing of the Market Share Acquisition.

(2) This column takes into account the disproportionate voting rights granted to the holders of the Series A Preferred Stock and the Series B Preferred Stock. Holders of Series A Preferred Stock and Series B Preferred Stock are each entitled to two hundred (200) votes per share for every Series A or Series B shares held.

(3) Includes ownership of 37,796.82 Series B Preferred Shares which converts into 2,294,832 Post Reverse Split shares of common stock and 280,500 shares of Post Reverse Split common stock received from the Jade Merger. Does not include the 17,833 shares of Series B Preferred Stock that MarketShare will receive upon the closing of the MarketShare Acquisition. Mr. Barton will not receive these shares directly but will instead by virtue of his ownership of shares of common stock of MarketShare, indirectly have ownership of the shares of Series B Preferred Stock that MarketShare, will receive in the MarketShare Acquisition.

(4) Includes ownership of 18,898.41 Series B Preferred Shares which converts into 1,147,416 Post Reverse Split shares of common stock and 144,500 shares of Post Reverse Split common stock received from the Jade Merger. Does not include the 17,833 shares of Series B Preferred Stock that MarketShare, Inc. will receive upon the closing of the MarketShare Acquisition. Mr. Schmidt will not receive these shares directly but will instead by virtue of his ownership of shares of common stock of MarketShare, indirectly have ownership of the shares of Series B Preferred Stock that MarketShare, will receive in the MarketShare Acquisition.

(5) Does not include 141,000 shares of Series A Preferred Stock held by the law firm of Morritt Hock Hamroff & Horowitz, of which Mr. Horowitz is a partner. Also does not include 50,000 shares of Series A Preferred Stock held by CDKNet.com, Inc., a company in which Mr. Horowitz is a shareholder and a director and officer.

(6) Does not include 150,000 shares of Series A Preferred Stock each held by Peter Christos and Arnold Kling, individually, the managing members of Snapper Partners, LLC.

                             EXECUTIVE COMPENSATION

Executive  Officers  and  Directors

           We currently do not pay any compensation to any officers or directors nor did we pay any compensation to any officers or directors for the fiscal year ended December 31, 2002.

Summary  Compensation  Table

            The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2000, 2001 and 2002. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.


                           SUMMARY COMPENSATION TABLE

                                                                                                         Long Term
                                                                  Annual Compensation                  Compensation
                                                                  -------------------                  ------------
                                                     Fiscal Year
                                                        Ended
Name and Principal Position                          December 31      Salary ($)       Bonus ($)    Options/SARS (#)
---------------------------                          -----------      ----------       ---------    ----------------
Andrew J. Schenker (1)                                   2002             $0              -0-                   -0-
President and Director                                   2001             $0              -0-                   -0-
                                                         2000             $0              -0-                   -0-

James W. Zimbler (2)                                     2002             $0              -0-                   -0-
Former Chairman and Chief Executive Officer              2001             $0              -0-                   -0-
                                                         2000             $0             $-0-                   -0-

Enrique J. Abreu (3)                                     2002             $0              -0-                   -0-
Former  Chairman and Chief Executive Officer             2001         $175,000(4)         -0-          1,000,000(5)
                                                         2000         $175,000(4)         -0-                   -0-

Ric Cmiel (6)                                            2002             -0-             -0-                   -0-
Former Director                                          2001             -0-             -0-          1,000,000(5)
                                                         2000             -0-             -0-                   -0-

(1) Mr. Schenker became a director of the Company in April 2002 and in April 2003 he became Chairman of the Board of Directors and President of the Company.

(2) Mr. Zimbler resigned from his positions as Chairman and Chief Executive Officer effective April 8, 2003.

(3)      Mr. Abreau  resigned as Chairman and Chief  Executive  Officer in April
         2002.

(4)      His salary was accrued but not paid during this period.

(5) Represents restricted stock awards issued April 29, 2002 and is pre-Reverse Split.

(6)      Mr. Cmiel resigned his position as Director in April 2002.

                             OPTION/SAR GRANTS TABLE

                    Option/SAR Grants in the Last Fiscal Year

                                Individual Grants

                                                                   % of Total
                                                                  Options/SARs
                                                                   Granted to     Exercise or
                                      Fiscal     Options/SARs     Employees in     Base Price    Expiration
Name                                    Year      Granted (#)      Fiscal Year       ($/Sh)         Date
------------------------------------- --------- ---------------- ---------------- ------------- -------------
Enrique Abreu                           2002        -0-(1)            0.0%            -0-            -
Former Chairman of the Board and
Chief Executive Officer


James W. Zimbler                        2002        -0-(1)            0.0%            -0-            -
Former Chairman of the Board and
Chief Executive Officer


Andrew J. Schenker                      2002        -0-(1)            0.0%            -0-            -
President and Director


Ric Cmiel                               2002        -0-(1)            0.0%            -0-            -
Director


(1) No options were granted during fiscal year 2002.

                  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

              Aggregated Options/SAR Exercises in Last Fiscal Year
                           and FY-End Option/SAR Value

------------------------------------- ------- ------------- --------- --------------------- -----------------
                                                                                                Value of
                                                                           Number of          Unexercised
                                                                          Unexercised         In-the-Money
                                                                        Options/SARs at     Options/SARs at
                                                Shares       Value         FY-End (#)        FY-End ($)(1)
                                      Fiscal  Acquired on   Realized     Exercisable /       Exercisable /
Name                                   Year   Exercise (#)    ($)        Unexercisable       Unexercisable
------------------------------------- ------- ------------- --------- --------------------- -----------------
Enrique Abreu                          2002       -0-         -0-      (E) -0- / (U) -0-     (E)$0 / (U)$0
Former Chairman of the Board and
Chief Executive Officer


James W. Zimbler                       2002       -0-         -0-        (E)-0- /(U)-0-      (E)$0 / (U)$0
Former Chairman of the Board and
Chief Executive Officer


Andrew J. Schenker                     2002       -0-         -0-       (E) -0- (U) -0-      (E)$0 / (U)$0
President and Director


Ric Cmiel                              2002       -0-         -0-       (E) -0- (U) -0-      (E)$0 / (U)$0
Former Director



(1) There were no outstanding options held by any of the Company's officers or directors during the fiscal year ended December 31, 2002. Based upon the closing price of the Company's Common Stock of $.02 per share as reported on the NASDAQ OTC Bulletin Board as of December 31, 2002.

         In addition to the foregoing, the Board of Directors and a majority of the shareholders of the Company approved the Company's 2003 Equity Incentive Plan (the "Plan"). Additional information concerning the Plan is set forth under the caption "Approval of the 2003 Equity Incentive Plan," below.

             APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

         At present, the Company is authorized to issue 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Company's sole director approved an amendment and restatement to the Company's Certificate of Incorporation to (a) change the name of the Company to "110 Media Group, Inc.";
(b) reverse split the outstanding shares of the Company's Common Stock one-for-two hundred (the "Reverse Split"); (c) change the number of shares of

Common Stock the Company is authorized to issue after the Reverse Split to 50,000,000; and (d) increase the number of shares of Preferred Stock, $.001 par value the Company is authorized to issue after the Reverse Split to 10,000,000. Among the factors considered in determining the amount by which the Common Stock would be Reverse Split was a target price range of $2.00 and $2.50 and avoiding the loss of a significant number of holders of at least 100 shares of Common Stock (a "Round Lot"). Based on the most recent bid price of $.01 per share, a one-for-two hundred Reverse Split would result in a theoretical price per share of $2.00. The sole member of the board of directors determined that a one-for-two hundred reverse split adequately balanced the objectives of reducing the number of outstanding shares and maintaining at least 100 Round Lot holders. The theoretical price ranges considered should not be interpreted an estimate of value or a prediction of any market price. The sole board member has approved these actions and has consented to the taking of these actions without a meeting. A copy of the restated and amended Certificate of Incorporation substantially in the form it will be filed with the Secretary of the State of Delaware is attached hereto as Appendix A.

Change of Corporate Name

         The change of corporate name will become effective upon the filing with the Secretary of State of an amendment and restatement to the Company's Certificate of Incorporation which states that, upon the filing of the Certificate of Amendment the name of the Corporation will be "110 Media Group, Inc."

         The Company closed the Jade Merger on December 5, 2003, pursuant to which Jade Entertainment Group, Inc., a New York corporation merged with a wholly owned subsidiary of the Company. As a result of the Jade Merger, Jade became a wholly owned subsidiary of the Company in exchange for the issuance of 85,000,000 shares of Common Stock and 82,167 shares of newly issued Series B Preferred Stock of the Company to the shareholders of Jade that are convertible into shares of Common Stock of the Company which in the aggregate is equal to approximately fifty percent (50%) of the outstanding Common Stock of the Company effective as of the closing of the Jade Merger and the closing of the MarketShare Acquisition.

         In addition, the Company also entered into a Stock Purchase Agreement dated as of November 25, 2003 (the "Stock Purchase Agreement") with MarketShare Recovery, Inc., a Delaware corporation, which owns all of the outstanding capital stock of MarketShare Recovery, Inc., a New York corporation ("MarketShare") regarding acquisition by the Company of all of the issued and outstanding common stock of MarketShare. Pursuant to the Stock Purchase Agreement, the Company will acquire MarketShare in exchange for the issuance of 17,833 shares of newly issued Series B Preferred Stock of the Company to MarketShare Recovery, Inc., that are convertible into 1,082,675 shares of Common Stock of the Company equal to ten percent (10%) of the outstanding Common Stock of the Company effective as of the date of the Stock Purchase Agreement. It is anticipated that a closing will occur during January 2004 and the sole director believes it is prudent to take the necessary corporate actions necessary to consummate the MarketShare Acquisition and the Jade Merger, including the Reverse Split. Information concerning Jade and MarketShare are set forth under the captions "Approval of the Jade Merger" and Approval of the MarketShare Acquisition,", respectively below. In the event that the MarketShare Acquisition does not close, the Company will still implement the change of corporate name to 110 Media Group, Inc.

Reverse Split

         As a result of the Reverse Split, each share of Common Stock outstanding at the effective time of the Reverse Split, will, without any action on the part of the holder thereof, each outstanding share will become one-two hundredth of a share of Common Stock. For purposes of this description, the Common Stock, as presently constituted, is referred to as the "Old Common Stock" and the Common Stock resulting from the Reverse Split is referred to as the "New Common Stock." The closing bid price of the Company's Common Stock on December 2, 2003 was $.02.

         The Reverse Split will become effective upon the filing with the Secretary of State of an amendment and restatement to the Company's Certificate of Incorporation which states that, upon the filing of the amended and restated Certificate of Incorporation, each share of Old Common Stock then issued and outstanding would automatically become one-two hundredth of a share of New Common Stock. The Stock Purchase Agreement requires the Company to issue 17,833 shares of the Series B Preferred Stock at closing to MarketShare that can be converted into a percentage of shares of Common Stock of the Company equal to approximately 10% of the Company's outstanding shares as of the date of the Stock Purchase Agreement, after giving effect to the Jade Merger and Reverse Split of the Company's outstanding Common Stock. Each share of Series B Preferred Stock is convertible into approximately 12,142 shares of Old Common Stock or into 60.71497 shares of New Common Stock. Under the Jade Merger, the Company issued 82,167 shares of Series B Preferred Stock that together with the 85 million shares of Common Stock previously issued at the closing can be converted into a percentage of shares of Common Stock of the Company equal to approximately 50% of the Company's outstanding shares as of the date of the closing, after giving effect to such issuance and including the acquisition of MarketShare. At the closing of the acquisition of MarketShare, the current Dominix shareholders will own 40% of the Company, the Jade shareholders will own approximately 50% and MarketShare will own approximately 10% of the Company. Prior to the closing of the Jade Merger, the Company raised gross proceeds of $575,000 from accredited investors through the issuance of the Notes to fund working capital needs of the Company. The Company will issue an aggregate of 575,000 shares of Common Stock and warrants to purchase 287,500 shares of Common Stock at an exercise price of $1.75 per share on the effective date of the Reverse Split in connection with the automatic conversion of the Notes upon the closing of the Jade Merger. There will be a total of 100,000 shares of Series B Preferred Stock issued and outstanding in the event that the Company completes the MarketShare Acquisition prior to the Reverse Split.

         Principal Effects of the Reverse Split

         The principal effects of the Reverse Split will be as follows:

         Based upon the 197,140,105 shares of Old Common Stock not including the shares of Common Stock issuable upon conversion of the Series A Preferred Stock or the shares of Common Stock issuable upon conversion of the Series B Preferred Stock) outstanding on the Record Date, the Reverse Split would decrease the outstanding shares of Old Common Stock by 200% or to approximately 985,700 shares. The Amendment to the Certificate of Incorporation changes the authorized number of shares of Common Stock from 200,000,000 to 50,000,000. Upon the effectiveness of the Reverse Split and the completion of the Jade Merger and the MarketShare Acquisition, the conversion of the Series A Preferred Stock and the conversion of the Series B Preferred Stock, the issuance of shares of New Common Stock to accredited investors in the Private Placement of the Company's securities (discussed below), and the issuance of the Settlement Shares and shares under the 2003 equity incentive, plan, approximately 11,901,750 shares of New Common Stock would be outstanding.

         Effective at the time of the Reverse Split, the holders of the Notes will receive an aggregate of 575,000 shares of New Common Stock and warrants to acquire 287,500 shares of New Common Stock at an exercise price of $1.75, exercisable for a two (2) year term (collectively, the "Private Placement Securities").

         The Company will obtain a new CUSIP number for the New Common Stock at the time of the Reverse Split. Following the effectiveness of the Reverse Split, each yet to be determined number of shares of Old Common Stock, without any action on the part of the holder, will represent one share of New Common Stock.

         Subject to the provisions for elimination of fractional shares, as described below, consummation of the Reverse Split will not result in a change in the relative equity position or voting power of the holders of Old Common Stock.

         The Certificate of Restatement and Amendment of the Company's Certificate of Incorporation will be filed with the Secretary of State of Delaware ten days after the mailing of this Information Statement. The Reverse Split would become effective as of the date of such filing (the "Effective Date").

         Purposes of the Reverse Stock Split

         The Reverse Split will decrease the number of shares of Old Common Stock outstanding and presumably increase the per share market price for the New Common Stock. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or the Company's reputation in the financial community, but in practice this is not necessarily the case, as many investors look upon a stock trading at or under $1.00 per share as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks.

         Many leading brokerage firms are reluctant to recommend lower-priced securities to their clients and a variety of brokerage house policies and practices currently tend to discourage individual brokers within firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that make the handling of lower priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stocks because the brokerage commission on a sale of a lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue.

         In addition, there are not a sufficient number of authorized but unissued shares of Common Stock to consummate the Jade Merger or the MarketShare Acquisition. The sole director believes that the Reverse Split, the Jade Merger and the MarketShare Acquisition are in the best interests of the Company and its shareholders because the acquisitions will provide shareholders with operating businesses with the potential for rapid growth. The Reverse Split is a post closing condition to the Jade Merger and necessary to consummate the MarketShare Acquisition and, if the Reverse Split is not consummated, the MarketShare Acquisition will not take place and the Jade Merger may be reversed, and in such case, the Company will remain a shell company with no significant assets or business. Additionally, the Reverse Stock Split would reduce the number of shares of its Common Stock outstanding to amounts that the sole director believes are more reasonable in light of its size and market capitalization. The Company requires additional capital for its operations and does not believe that it will be able to raise the necessary capital unless the price of the Common Stock is higher than the current Common Stock price levels. However, no assurance can be given that the Reverse Split will result in any increase in the Common Stock price or that the Company will be able to complete any financing following the Reverse Split.

         Exchange of Certificate and Elimination of Fractional Share Interests

         On the Effective Date, shares of Old Common Stock will automatically be combined and changed into one share of New Common Stock. No additional action on the part of the Company or any shareholder will be required in order to effect the Reverse Split. Shareholders will be requested to exchange their certificates representing shares of Old Common Stock held prior to the Reverse Split for new certificates representing shares of New Common Stock. Shareholders will be furnished the necessary materials and instructions to effect such exchange promptly following the Effective Date. Certificates representing shares of Old Common Stock subsequently presented for transfer will not be transferred on the books and records of the Company but will be returned to the tendering person for exchange. Shareholders should not submit any certificates until requested to do so. In the event any certificate representing shares of Old Common Stock is not presented for exchange upon request by the Company, any dividends that may be declared after the Effective Date of the Reverse Split with respect to the Common Stock represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange, at which time all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.
         No fractional shares of New Common Stock will be issued to any shareholder. Accordingly, shareholders of record who would otherwise be entitled to receive fractional shares of New Common Stock, will, upon surrender of their certificates representing shares of Old Common Stock, receive a cash payment in lieu thereof equal to the fair value of such fractional share. Holders of less than sixty shares of Old Common Stock as a result of the Reverse Split will on the Effective Date no longer be shareholders of the Company. The Board of Directors had determined that the fair value of the Common Stock will be based on the closing price of the Common Stock on the OTC-Bulletin Board on the Effective Date (as adjusted to reflect the Reverse Split) or, if there are no reported sales on the Effective Date, the average of the last reported high bid and low ask price on the last date of reported sales shall be used.

         Federal Income Tax Consequences of the Reverse Split

         The combination of shares of the Old Common Stock into one share of New Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the Old Common Stock will be transferred to the New Common Stock received in exchange therefor.

         Generally, cash received in lieu of fractional shares will be treated as a sale of the fractional shares (although in unusual circumstances such cash might possibly be deemed a dividend), and shareholders will recognize gain or loss based upon the difference between the amount of cash received and the basis in the surrendered fractional share.

         This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

Change in Authorized Capital Stock

         The sole director has approved an amendment to the Company's Certificate of Incorporation which would change the number of authorized shares of Common Stock, and the par value to $.001 per share. The number of authorized common shares post Reverse Split would be increased to 50,000,000 shares. In addition, the amendment will increase the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000 shares post Reverse Split. As of the Record Date there were 3,439,999 shares of Series A Preferred Stock outstanding and 82,167 shares of Series B Preferred Stock outstanding pursuant to the Jade Merger and not including the 17,833 shares of Series B Preferred Stock to be issued in the Market Share Acquisition.

         Discussion of the Amendment

         Under the Company's Certificate of Incorporation, the Board of Directors of the Company has authority to issue authorized and unissued shares of Common and Preferred Stock without obtaining approval from the holders of the Common Stock. The holders of the Company's Common Stock and Preferred Stock do not have preemptive rights. The Preferred Stock provisions give the Board of Directors broad authority to issue shares of Preferred Stock in one or more series and to determine such matters as the dividend rate and preference, voting rights, conversion privileges, redemption provisions, liquidation preferences and other rights of each series. Each share of Common Stock is entitled to one vote. The holders of any series of preferred stock issued in the future will be entitled to such voting rights as may be specified by the Board of Directors.

         In connection with the Jade Merger, the Company issued 82,167 shares of a newly created Series B Preferred Stock and in connection with the closing of the MarketShare Acquisition, the Company will issue 17,833 shares of the Series B Preferred Stock which Series B Preferred Stock contains certain rights, including that may affect the rights of the holders of Common Stock including
(i) restrictions on the payment of dividends to the holders of the Common Stock;
(ii) dilution of voting power to the extent that the holder of the Preferred Stock are given voting rights; (iii) dilution of the equity interests and voting powers if the Preferred Stock is convertible into Common Stock; and (iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock. Because of the broad powers granted to the Board of Directors to issue shares of Preferred Stock and determine the rights, preferences and privileges of the holders of such series, the Board of Directors has the power to issue shares of Preferred Stock in a manner which could be used as a defensive measure against a hostile takeover or to keep the Board of Directors in power. However, the Board of Directors has no present plans to issue shares for such purpose.

         As a result of the one-for-two hundred reverse split, the Company's outstanding shares of Common Stock will be reduced by 200% and the number of combined shares of Common Stock the Company will be authorized to issue will be decreased to 1,000,000. In order to consummate the Jade Merger and the MarketShare Acquisition it is necessary to increase the number of authorized shares of the Company's Common Stock.

         As a result of the amendment the Company will be authorized to issue 50,000,000 shares of Common Stock of which approximately 10,826,750 shares on a fully diluted basis will be issued and outstanding after the closing of the Jade Merger and the MarketShare Acquisition but prior to any issuances of the securities in the Private Placement and any issuances in connection with the Stock Grant discussed below. The issuance of additional shares of Common Stock will dilute shareholders equity interests and voting power in the Company. The Board of Directors of the Company believes it will benefit the shareholders to have additional unreserved shares available for issuance in order that adequate shares may be available for the possible issuance of Common Stock, convertible Preferred Stock or convertible debt securities in connection with a possible financing of the Company's business or an acquisition. The Company has no plans, arrangements, understanding or commitments with respect to the issuance of such shares except for the reservation of the shares of New Common Stock that are issuable upon the Series B Preferred Stock issued in connection with the Jade Merger and to be issued in connection with the MarketShare Acquisition and the shares of New Common Stock to be issued in connection with the stock grant awarded by the Board of Directors pursuant to the 2003 Equity Incentive Plan (discussed below).

Approval Required

         The approval of a majority of the outstanding stock entitled to vote will be necessary to approve the proposed amendment. As discussed above, the Company's holders of its Common Stock and holders of its Series A Preferred Stock who combined hold approximately 66% of the votes of the Company's outstanding Common Stock have consented to this amendment. They have executed a written consent voting those shares in favor of the proposed amendment. The sole director of the Company does not intend to solicit any proxies or consents from any other shareholders in connection with this action.

                            APPROVAL OF THE COMPANY'S
                           2003 EQUITY INCENTIVE PLAN

         The Company's sole director adopted a 2003 Equity Incentive Plan (the "Plan"). As discussed above, the Company's holders of its Common Stock and holders of its Series A Preferred Stock when combined hold approximately 66% of the votes of the Company's outstanding Common Stock have consented to the Plan. The Plan designates the Board of Directors to grant or award to eligible participants of the Company and its subsidiaries and affiliates, until November 17, 2013, stock options, stock appreciation rights, restricted stock performance stock awards and Bonus Stock awards for up to 3,000,000 shares of the New Common Stock of the Company. On November 17, 2003, the Board of Directors awarded 500,000 shares of New Common Stock to certain eligible participants effective upon the closing of the Jade Merger and the effectiveness of the Reverse Split (the "Stock Grant"). A complete copy of the Plan is attached hereto as Appendix B.

         The following is a general description of certain features of the Plan:

         1. Eligibility. Officers, other key employees and consultants of the Company, its subsidiaries and its affiliates who are responsible for the management, growth and profitability of the business of the Company, its subsidiaries and its affiliates are eligible to be granted stock options, stock appreciation rights, and restricted or deferred stock awards under the Plan. Directors are eligible to receive Stock Options.

         2. Administration. The Incentive Plan is administered by the Board of Directors of the Company. The Board of Directors has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the Incentive Plan.

         3. Stock Options. The Plan permits the granting of non-transferable stock options that are intended to qualify as incentive stock options ("ISO's") under section 422 of the Internal Revenue Code of 1986 and stock options that do not so qualify ("Non-Qualified Stock Options"). The option exercise price for each share covered by an option shall be determined by the Stock Option Committee but shall not be less than 100% of the fair market value of a share on the date of grant. The term of each option will be fixed by the Board of Directors, but may not exceed 10 years from the date of the grant in the case of an ISO or 10 years and two days from the date of the grant in the case of a Non-Qualified Stock Option. In the case of 10% stockholders, no ISO shall be exercisable after the expiration of five (5) years from the date the ISO is granted.

         4. Stock Appreciation Rights. Non-transferable stock appreciation rights ("SAR's") may be granted in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or unrestricted common stock of the Company (as determined by the Board of Directors), not greater in value than the increase since the date of grant in the value of the shares covered by such right. Each SAR will terminate upon the termination of the related option.

         5. Restricted Stock. Restricted shares of the common stock may be awarded by the Board of Directors subject to such conditions and restrictions as they may determine. The Board of Directors shall also determine whether a recipient of restricted shares will pay a purchase price per share or will receive such restricted shares without, any payment in cash or property. No Restricted Stock Award may provide for restrictions beyond ten (10) years from the date of grant.

         6. Performance Stock. Performance shares of Common Stock may be awarded without any payment for such shares by the Board of Directors if specified performance goals established by the Board are satisfied. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Board in writing prior to the beginning of the period for which the performance is based. The Board shall establish the maximum number of shares to stock to be issued to a designated Employee if the performance goal or goals are met. The Board reserves the right to make downward adjustments in the maximum amount of an Award if, in it discretion unforeseen events make such adjustment appropriate. The Board must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee.

         7. Bonus Stock. The Board of Directors may award shares of Common Stock to Eligible Persons, without any payment for such shares and without any specified performance goals. The Employees eligible for bonus Stock Awards are senior officers and consultants of the Company and such other employees designated by the Board.

         8. Transfer Restrictions. Grants under the Plan are not transferable except, in the event of death, by will or by the laws of descent and distribution.

         9. Termination of Benefits. In certain circumstances such as death, disability, and termination without cause, beneficiaries in the Plan may exercise Options, SAR's and receive the benefits of restricted stock grants following their termination or their employment or tenure as a Director as the case may be.

         10. Change of Control. The Plan provides that (a) in the event of a "Change of Control" (as defined in the Plan), unless otherwise determined by the Board of Directors prior to such Change of Control, or (b) to the extent expressly provided by the Board of Directors at or after the time of grant, in the event of a "Potential Change of Control" (as defined in the Plan), (i) all stock options and related SAR's (to the extent outstanding for at least six months) will become immediately exercisable: (ii) the restrictions and deferral limitations applicable to outstanding restricted stock awards and deferred stock awards will lapse and the shares in question will be fully vested: and (iii) the value of such options and awards, to the extent determined by the Board of Directors, will be cashed out on the basis of the highest price paid (or offered) during the preceding 60-day period, as determined by the Board of Directors. The Change of Control and Potential Change of Control provisions may serve as a disincentive or impediment to a prospective acquirer of the Company and, therefore, may adversely affect the market price of the common stock of the Company.

         11. Amendment of the Plan. The Plan may be amended from time to time by majority vote of the Board of Directors provided as such amendment may affect outstanding options without the consent of an option holder nor may the plan be amended to increase the number of shares of common stock subject to the Plan without stockholder approval.

         Shareholders should note that certain disadvantages may result from the adoption of the Plan. Pursuant to the Plan the Company is reserving the right to issue up to 3,000,000 shares of New Common Stock and the Company has already awarded the Stock Grant under the Plan. Such issuances may be in the form of stock options, stock appreciation rights, restrictive stock awards, performance stock or bonus stock. Each of these issuances may be made at prices below the then current market price of the Company's Common Stock or at the time or exercise the exercise price may be below current market prices of the Company's Common Stock. Accordingly, the sale of these shares may adversely affect the market price of our Common Stock. The issuance of shares upon the exercise of stock options may also result in substantial dilution to the interests of other stockholders. Additionally, the issuance of shares under the plan will result in the reduction of shareholder's interest of the Company with respect to earnings per share, voting, liquidation and book value per share.

             APPROVAL OF THE JADE MERGER AND MARKETSHARE ACQUISITION

         The Company's sole director has approved the Jade Merger and MarketShare Acquisition. There is no requirement that the Jade Merger or the MarketShare Acquisition be approved by stockholders of the Company, however, both the Reverse Split and the Amendment of the Company's Certificate of Incorporation are conditions of the above mentioned transactions.

Information About The Acquisitions

MarketShare Acquisition

         Pursuant to the proposed MarketShare Acquisition, the Company will acquire MarketShare by exchanging 17,833 shares of a newly created Series B Preferred Stock for all of the issued and outstanding capital stock of MarketShare. As a result of this transaction and the Jade Merger, MarketShareRecovery, Inc., the sole shareholder of MarketShare will own ten percent (10%) of the outstanding Common Stock of the Company on a fully diluted basis as of the date of the consummation of the MarketShare transaction.

Jade Merger

         Pursuant to the Jade Merger, the Company acquired Jade in a merger by issuing 82,167 shares of the newly created Series B Preferred Stock and 85,000,000 shares of Common Stock to the stockholders of Jade and merging Jade into a wholly-owned subsidiary of the Company. The 85,000,000 shares of Common Stock and the 82,167 Series B Preferred Stock issued to Jade shareholders is convertible into shares of Common Stock of the Company which together equal fifty percent (50%) of the shares of Common Stock on a fully diluted basis outstanding as of the closing of the Jade Merger and upon the closing of the MarketShare Acquisition.

         Accordingly, after the Jade Merger, the closing of the MarketShare Acquisition and the Reverse Split, the conversion of both Series A and B Preferred Stock and the closing of the Private Placement, the new combined entity will have an aggregate of 11,401,750 shares of New Common Stock issued and outstanding. The Jade shareholders will own approximately 50%, the MarketShare shareholder will own approximately 10%, and the existing Company shareholders will own approximately 40% before the issuance of the Private Placement Securities and the Stock Grant. As a result of these transactions, Jade stockholders and the MarketShare stockholder will become stockholders of the Company. The Jade stockholders and the MarketShare stockholder will no longer have any interest in Jade or MarketShare other than through their interests in shares of the combined organization. We anticipate that the closing date of the MarketShare Acquisition will occur as promptly as practicable. The basis of the exchange of the Company's Series B Preferred Stock and Common Stock for Jade's common stock and the Company's Series B Preferred Stock for MarketShare's common stock was the result of arm's-length negotiations between the Company and each of these two entities. There were no specific methods used to value either the Company's Common Stock or Series B Preferred Stock or the common stock of Jade or MarketShare.

Information About Jade

     Jade Entertainment Group, Inc. was incorporated on July 5, 2001 and is a development stage business. The company since inception has been developing its technology, marketing its website to potential advertisers and building consumer awareness of the Companys website and services.

     Jade operates AskJade.com a specialty search engine for the adult entertainment industry. Its search engine allows Internet users to enter a word, phrase or plain English query describing what they want to locate on the Internet. Its search engine then displays a selection of web sites related to that query. Advertisers can determine exactly where on the results page their web site link will appear for any given query. This is accomplished through an open, automated bidding process. Advertisers submit bids for the amount they will pay for each consumer who clicks-through to their web sites. The highest bidder receives the first listing with all other bidders listed in descending bid order.

Distribution

     Jade employs a broad based affiliate program which drives traffic to the AskJade.com site and also functions as an online branding program, by placing the AskJade.com logo on numerous sites around the web. Any website owner can become an affiliate simply by placing a uniquely generated computer generated tag on their website which forwards the user to the AskJade.com website. We currently have 50 affiliates in our affiliate program that have signed up through our website. These affiliates generate revenue either on a per search basis or through revenue sharing on paid click-throughs. Furthermore Jade plans to establish other affiliate programs to link our advertisers to consumers who may not otherwise use the AskJade.com search engine. We also plan to develop affiliate relationships with other heavily trafficked sites, browsers, community portals and Internet service providers. Central to our Internet- based marketing is an additional affiliate program that allows other web sites to place the AskJade.com search interface on their web pages in the form of small boxes or banners.

     Jade plans to utilize traditional media strategies to generate unique users for the AskJade.com search engine. To build brand awareness with consumers and drive traffic to the AskJade.com web site, we use off-line media including: public relations, telemarketing, radio and outdoor advertising in key markets. Jade believes off-line media has proven to be highly effective for online media companies. Jade's online advertising includes targeted e-mail, banners and our affiliate program.

Competition

     Jade faces competition in three principal areas: (i) distribution of its services;(ii) demand for its services on its affiliates Web sites and (iii) usage of its services by advertisers. It competes with companies that provide both mainstream and specialty adult oriented pay-per-click advertising services that are similar to Jades. In addition, we cannot assure you that another search service will not successfully offer a competitive pay-per-click advertising service. We believe it is likely that there will be additional entrants to the pay-per-click search market. These competitors will compete against Jade for affiliate arrangements and could cause Jade to enter into affiliate agreements with less favorable terms or lose affiliates or potential affiliates, which could reduce our number of paid introductions, increase the amount of revenue shared with affiliates, and reduce total revenues and thereby have a material adverse effect on our business, operating results and financial condition.

     Our affiliates face competition for user traffic within the search marketplace, which affects the number of paid introductions on our service. If the users of these affiliates prefer the services offered by the affiliates competitors with whom we do not have a relationship, the businesses of our affiliates may suffer, which may in turn have a material adverse effect on our business, operating results and financial condition. In addition, many of our affiliates compete with one other, and this may make it difficult for us to develop some affiliate relationships.

     We also compete with providers of pay-per-click search services and other search services, Internet service providers, other Web sites and advertising networks such as DoubleClick, Inc. and 24/7 Media, Inc., as well as traditional offline media such as television, radio and print and direct marketing companies, for a share of advertisers total advertising budgets. Accordingly, Jade may face increased pricing pressure for the sale of advertisements and direct marketing opportunities, as well as a decrease in demand for the Askjade.com service, which could have a material adverse effect on our business, operating results and financial condition.

     Many of our competitors, as well as potential entrants into our market, have longer operating histories, larger customer or user bases, greater brand recognition and greater financial, marketing and other resources than we do. Many current and potential competitors can devote substantially greater resources to promotion, Web site and systems development than we can. In addition, as the use of the Internet and other online services increases, larger, well-established and well-financed entities may continue to acquire, invest in or form joint ventures with providers of Web directories, search and information services or advertising solutions. Existing providers of Web directories, search and information services or advertising solutions may continue to consolidate.

Anticipated Accounting Treatment

     We expect to account for the Jade Merger as a recapitalization of the equity of Jade, in which in principle is equivalent to the issuance of stock by Jade for the net monetary assets of the Company. We will apply this accounting treatment because the Company is a non-operating public shell and because the Jade stockholders will own fifty percent (50%) of the outstanding common stock of the combined company following the transaction.

Government Regulation and Industry Standards

     There are an increasing number of laws and regulations in the United States and abroad pertaining to communications and commerce on the Internet. In addition, a number of legislative and regulatory proposals are under consideration by federal, state, local and foreign governments. Laws or regulations may be adopted with respect to the Internet relating to liability for information retrieved from or transmitted over the Internet, user privacy, taxation and the quality of products and services. Moreover, the application to the Internet of existing laws governing issues such as intellectual property ownership and infringement, pornography, obscenity, libel, gaming, employment and personal privacy is uncertain and developing. Any such legislation or regulation, or the application or interpretation of existing laws, may decrease the growth in the use of the Internet in general, prevent us from delivering our content in different parts of the world and increase Jade's costs of selling products or otherwise operating our business.

    Several federal, state and foreign statutes prohibit the transmission of indecent, pornographic, obscene or offensive content over the Internet to particular groups or persons. The extent to which these laws apply to us is limited due to the fact that we do not own or display photographic/pictorial content, other than advertising banners that appear on our site. We will use discretion in determining what graphical advertisements will be allowed on our website in order to avoid legal scrutiny. Furthermore we have taken measures, principally the consent form/disclaimer at the entry page to Jade's website to discourage and put users on notice of the adult oriented content of Jade's website in an effort to re-direct users who may be sensitive to certain sexual depictions which may be viewed on our website. In addition some private legal actions have been brought or threatened against libraries and various public facilities that offer unfiltered Internet access. If these statutes are deemed to apply to us and our activities, if new laws or regulations are adopted which are found to apply to Jade's activities, or if caselaw establishes broad limitations on distribution, we may be limited in the types of content and advertisements we make available on our Web sites. In such case we would be compelled to moderate the nature of the contents of the advertising we permit on the site, which may result in a decrease in traffic; if users decide that we are no longer able to serve their personal preferences with respect to the sexual nature of the content and the facility with which they will be able to locate those websites which makes that content available. In addition, some foreign countries, such as Singapore and China, entirely restrict access to our Web sites throughout their countries. If other countries decide to adopt similar policies, our business and financial results may be harmed. Furthermore, legislation regulating online content could limit the growth in use of the Internet generally and decrease the acceptance of the Internet as an advertising and e-commerce medium.

     Web sites typically place identifying data, or cookies, on a user's hard drive without the user's knowledge or consent. Our company and many other Internet companies use cookies for a variety of different reasons, including the collection of data derived from the user's Internet activity. Any reduction or limitation in the use of cookies could limit the effectiveness of our sales and marketing efforts. Most currently available Web browsers allow users to remove cookies at any time or to prevent cookies from being stored on their hard drive. Some privacy advocates and governmental bodies have suggested limiting or eliminating the use of cookies. In addition, the European Union and many countries within the EU have adopted privacy directives or laws that strictly regulate the collection and use of information regarding Internet users that is identifiable to particular individuals. Privacy legislation has been proposed in the U.S. as well, and the U.S. Federal Trade Commission has taken action against Web site operators that do not comply with state privacy policies. These and other governmental efforts may limit our ability to target advertising or collect and use information regarding the use of our Web sites. Fears relating to a lack of privacy could also result in a reduction in the number of our users and subscribers which could harm our business and financial results.

                       MANAGEMENT'S PLAN OF OPERATIONS

         The following discussion should be read in conjunction with the information contained in the financial statements of Jade and the Notes thereto appearing elsewhere herein.

Plan of Operations

     Jade was incorporated in July 2001. Jade operates AskJade.com a specialty search engine for the adult entertainment industry. Its search engine allows Internet users to enter a word, phrase or plain English query describing what they want to locate on the Internet. Its search engine then displays a selection of web sites related to that query. Advertisers can determine exactly where on the results page their web site link will appear for any given query. This is accomplished through an open, automated bidding process. Advertisers submit bids for the amount they will pay for each consumer who clicks-through to their web sites. The highest bidder receives the first listing with all other bidders listed in descending bid order.

     Jade's plan of operations for the next twelve months is to become a leading internet portal for adult oriented content and to benefit from additional advertising and sponsorship opportunities and expanded e-commerce offerings. Jade seeks to recruit advertisers to utilize its services primarily through direct sales efforts. Jade targets adult entertainment e-commerce businesses and advertisers who it locates through online and off-line research An introduction to its service is made directly to the potential advertiser, utilizing e-mail. Its AskJade.com search listing paid click-through revenue is determined by multiplying the number of paid introductions/click-throughs on paid search results by the amounts bid for applicable keywords. Our services are designed to connect consumers who are most likely to purchase specific goods and services to businesses that provide those goods and services.

     Search is a large and growing market. In the United States alone, hundreds of millions of searches each day are conducted on the Internet. Jade believes a substantial portion of these searches are commercial in nature. Commercial search queries, we believe, are best served by paid search, which Jade defines, generally, as targeted advertising paid pr lead. It believes that paid search is one of the fastest growing segment of Internet search. In its view, improvements in the quality, relevance, breadth and depth of paid listings will likely drive growth of paid introductions on commercial inquiries.

     In addition, Jade also believes that the price per paid introduction that advertisers pay will continue to grow. Relative to alternatives, a lead on AskJade.com at an average price of $.03 is less expensive, yet more targeted and measurable than other direct sales methods.

     Jade believes that paid search is a relatively untapped market for many advertisers. Pay-For-Performance search has only been introduced recently and we believe that there are many large advertisers that still have not contributed portions of their marketing budget to Internet advertising and more specifically paid search, but will as the Internet becomes a more acceptable medium for advertising goods and services.

     Jade also believes that its business will continue to experience growth outside of the United States as Internet usage and e-commerce development continue to grow in other countries.

     Datamonitor, a leading internet research firm, estimates that $3.1 billion of the projected $5.4 billion of paid online content projected for 2003 will be attributable to adult content.

    Jade is in the process of employing a broad based affiliate program which drives traffic to the AskJade.com site and also functions as an online branding program, by placing the AskJade.com logo on numerous sites around the web. Any website owner can become an affiliate simply by placing a uniquely generated computer generated tag on their website which forwards the user to the AskJade.com website. Jade currently have 50 affiliates in our affiliate program that have signed up through our website. These affiliates generate revenue either on a per search basis or through revenue sharing on paid click-throughs. Furthermore Jade plans to establish other affiliate programs to link our advertisers to consumers who may not otherwise use the AskJade.com search engine. We also plan to develop affiliate relationships with other heavily trafficked sites, browsers, community portals and Internet service providers. Central to Jade's Internet- based marketing is an additional affiliate program that allows other web sites to place the AskJade.com search interface on their web pages in the form of small boxes or banners.

     Jade plans to utilize traditional media strategies to generate unique users for the AskJade.com search engine. To build brand awareness with consumers and drive traffic to the AskJade.com web site, we use off-line media including: public relations, telemarketing, radio and outdoor advertising in key markets. Jade believes off-line media has proven to be highly effective for online media companies. Jade's online advertising includes targeted e-mail, banners and our affiliate program.

     Its objective is to expand advertiser participation and increase business and consumer transactions through our AskJade.com search engine. Jade believes that if it builds a solid foundation of active bidders and users, it will stimulate growth which should increase the efficiency of its service. A large and active base of advertisers will enable it to generate more relevant search results for consumers, which in turn should increase the number of consumers utilizing its services and clicking through on bided results.

     The search results in the AskJade service are prioritized for consumers by the amount the advertiser has bid for placement in the keyword market. Advertisers are listed in descending order of their bid, with the highest bidder appearing as the first search listing in the search results. Bids may be expressed either as the amount the advertiser pays Jade each time there is a click on the advertisers search listing or as the maximum amount the advertiser is willing to pay for a click on the advertisers search listing. Advertisers pay Jade only when a click-through occurs on the advertisers search listing. Advertisers may see the bids of other advertisers on their keywords, enabling the advertiser to determine his or her own bid necessary to achieve a desired ranking, which instills competition among advertisers and promotes greater relevance for consumers.

     Jade seeks to attract advertisers who want to drive highly targeted leads to their Web sites. Advertisers utilize Jades self-service tools to open and manage accounts online through our automated Web-based account management tool that offers several tracking, bid management and measurement features. By automating the sales and maintenance of many of its advertiser accounts, Jade gives businesses greater control over the advertising process, while leveraging the scalable nature of its business.

     Potential advertisers find AskJade.com directly, through third-party referral programs, through our direct sales efforts and through a variety of direct marketing activities. Currently, all new U.S. AskJade advertisers must commit to a minimum spend of $25 which is pre-paid by credit card.

     Jade makes its services available to consumers and businesses, affiliates and advertisers through a combination of its own proprietary technology and commercially available technology from industry providers. Jade also relies upon third parties to provide hosting services, including hardware support and service and network coordination.

     Any disruption in Internet access or other services provided by third parties could have a material adverse effect on our business. Jade is undertaking initiatives to develop and implement business continuity, improve data retention, create backup and recovery processes and systems and standardize technology platforms.

     Jade seeks to protect its copyrights, service marks, trademarks and trade secrets through a combination of laws and contractual restrictions. For example, we attempt to register our trademarks and service marks in the United States and other countries throughout the world. However, effective trademark, service mark, copyright and trade secret protection may not be available in every country in which our services are made available online.

     From inception through March 31, 2003, Jade generated $14,461 in revenue. During that period the Company had net losses of $164,754. This is the most recent period for which financial information is available for Jade which has had nominal business activity since March 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

     Jade was incorporated on July 5. 2001 in New York as a "c" corporation for the purpose of creating, launching and developing an online specialized search directory.

     For the quarter ending March 31, 2003 the Company has received $1,531 for affiliate contracts. Click-through revenue or earned revenue is calculated by multiplying the number of click-through of an advertisers advertisement/link by the respective bid price for that advertisement. Deferred revenue represents, advertising sold but not yet earned.

     Our initial selling efforts have resulted in 372 advertiser accounts, advertisers fund their accounts in denominations of $25, $50 or $100 and can increase account balances and pay-for-position bids at any time.

     Advertiser accounts are non-refundable; in the event of early termination of an advertiser account the unearned balance in the advertisers account will be forfeited to the Company. Of the current 372 advertiser funded accounts we estimate that we realized revenues as a result of activity on 254 of our advertisers ad placements. We do not enter into long term contracts and due to the young age of our company and our uncertainty as to the amount of traffic to our website and the frequency of searches for specific terms, we may be unable to predict the rate at which click-through will occur thus creating uncertainty in our revenue stream.

     The Company expects to fund development expenditures and incur losses until it is able to generate sufficient income and cash flows to meet such expenditures and other requirements. The Company does not currently have adequate cash reserves to continue to cover such anticipated expenditures and cash requirements. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern.

    The discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to income tax and marketing related agreements with our affiliates. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

     Jade is dependent on the Jade Merger with the Company which will provide it with the necessary capital through the proceeds of the Private Placement Securities to implement its business plan as outlined above.

HISTORICAL FINANCIAL INFORMATION

     The Historical Financial Statements required by item 310(c) of Regulation S-B pertaining to Jade are part of this Information Statement.

Information about MarketShare

MarketShare Recovery, Inc. was incorporated in New York in November 2000. Market Share Recovery, Inc. is a provider of online direct marketing solutions for enterprises. Its solutions enable corporations to create and deliver online direct marketing programs that drive revenue, influence behavior and deepen customer relationships. Its solutions provide customer insight and powerful program execution through a combination of hosted applications and technology infrastructure.

     Pursuant to an Acquisition Agreement and Plan of Merger dated June 13, 2003 (the "Merger Agreement"), by and among Health & Leisure, Inc (the "Registrant"); Venture Sum, Inc., a Delaware corporation and a wholly owned subsidiary of Registrant ("Mergerco"); and MarketShare Recovery, Inc., a New York corporation, ("MKSR"), Mergerco merged with and into MKSR, and MKSR became a wholly owned subsidiary of the Registrant. The merger became effective June 13, 2003, (the "Effective Date,") however closing of the Agreement occurred on July 15, 2003.

     In accordance with the Agreement, Messrs. Robert Feldman, Arthur Aaronson, James S. Koroloff, Burton Schildhouse and Donald S. Franklin resigned as directors and officers and appointed Ray Barton and Timothy Schmidt as directors of the Company. Messrs Barton and Schmidt have assumed the roles of chief executive officer and Chief operating officer, respectively.

Development of MarketShare's Business and Products

     Since MarketShare's inception in November 2000, its founders have focused their efforts principally on developing on-line marketing programs. The majority of its e-marketing clients to date have been online business-to-consumer retailers. It intends to expand its presence among clients in other consumer markets, in markets where the customers are businesses rather than consumers, and in international markets. If this strategy fails, the market for its services and its potential revenue will be limited. It has limited experience in these markets and may encounter obstacles which it has not anticipated.

Anticipated Accounting Treatment

     We expect to account for the MarketShare Acquisition as a recapitalization of the equity of MarketShare, in which in principle is equivalent to the issuance of stock by the Company for the net monetary assets of MarketShare. Such assets do not include the $125,000 note payable by MarketShare Reovery, Inc., the parent of MarketShare. We will apply this accounting treatment because the company is a non-operating public shell and because the MarketShare stockholder will

Distribution

     Marketshare is highly dependent on technologies it licenses which enable it to send email through the internet and allow us to offer a variety of targeted marketing capabilities. Its market is evolving, and we may need to license additional technologies to remain competitive. However, it may not be able to license these technologies on commercially reasonable terms or at all. Its inability to obtain any of these licenses could delay the development of its services until equivalent technology can be identified, licensed or developed and integrated.

Competition

     The market for e-marketing is intensely competitive, rapidly evolving and experiences rapid technological change. MarketShare expects the intensity of competition to increase significantly in the future because of the attention the internet has received as a medium for advertising and direct marketing and because there are no significant barriers to entry into our market. Intense competition may result in price reductions, reduced sales, gross margins and operating margins, and loss of market share.

MarketShare's principal competitors include:

     - Providers of e-marketing solutions such as @Once, Acxiom and its affiliate Bigfoot, Exactis.com, Kana Communications, L-Soft, Media
          Synergy, MessageMedia, Digital Impact, CoolSavings, NetCreations, Responsys.com and YesMail.com.

     - The in-house information technology departments of our existing and prospective clients.

     In addition, MarketShare expects competition to persist and intensify in the future, which could harm its ability to increase sales and maintain our prices. In the future, it may experience competition from Internet service providers, advertising and direct marketing agencies and other large established businesses such as America Online, DoubleClick, Microsoft, IBM, AT&T, Yahoo!, ADVO and the Interpublic Group of Companies. Each of these companies possess large, existing customer bases, substantial financial resources and established distribution channels and could develop, market or resell a number of e-marketing solutions. These potential competitors may also choose to enter the market for e-marketing by acquiring one of Marketshare'sexisting competitors or by forming strategic alliances with these competitors. Any of these occurrences could harm MarketShare's ability to compete effectively.

     The market for e-marketing is new and rapidly evolving, and our business will be harmed if sufficient demand for our services does not develop. Our current and planned services are very different from the traditional methods that many of our clients have historically used to attract new customers and maintain customer relationships. Demand for e-marketing, including our services, may not materialize for several reasons, including:

     - Businesses that have already invested substantial resources in other methods of marketing and communications may be reluctant to adopt new marketing strategies and methods.

     -    Consumers  and  businesses  may  choose  not  to  accept   e-marketing
          messages.

     -    Businesses  may elect not to engage in e-marketing  because  consumers
          may  confuse   permission-based   email   services  with   unsolicited
          commercial email.

     - The effectiveness of direct marketing through the use of emails may diminish significantly if the volume of direct marketing email saturates consumers.

     There is a substantial risk of litigation regarding intellectual property rights in MarketShare's industry. A successful claim of technology infringement against it and its failure or inability to license the infringed or similar technology could harm its business. MarketShare expects that its technologies may experience an increase in third-party infringement claims as the number of our competitors grows. In addition, MarketShare believes that many of its competitors have filed or intend to file patent applications covering aspects of their technology that they may claim MarketShare's intellectual property infringes. MarketShare cannot be certain that third parties will not make a claim of infringement against it relating to its technology. Any claims, with or without merit, could:

     -    Be time-consuming and costly to defend.

     -    Divert management's attention and resources.

     -    Cause delays in delivering services.

     - Require the payment of monetary damages which may be tripled if the infringement is found to be willful.

     - Result in an injunction which would prohibit MarketShare from offering a particular service.

     - Require MarketShare to enter into royalty or licensing agreements which, if required, may not be available on acceptable terms.

Government Regulation and Industry Standards

     Legislation has recently been enacted in several states restricting the sending of unsolicited commercial email. We cannot assure you that existing or future legislation regarding commercial email will not harm MarketShare's business. The federal government and several other states are considering, or have considered, similar legislation. These provisions generally limit or prohibit both the transmission of unsolicited commercial emails and the use of forged or fraudulent routing and header information. Some states, including California, require that unsolicited emails include opt-out instructions and that senders of these emails honor any opt-out requests.

     MarketShare's business could be negatively impacted by new laws or regulations applicable to e-marketing or the internet, the application of existing laws and regulations to e-marketing or the internet or the application of new laws and regulations to our business as MarketShare expands into new jurisdictions. There is a growing body of laws and regulations applicable to access to or commerce on the Internet. Moreover, the applicability to the Internet of existing laws is uncertain and may take years to resolve. Due to the increasing popularity and use of the internet, it is likely that additional laws and regulations will be adopted covering issues such as privacy, pricing, content, copyrights, distribution, taxation antitrust, characteristics and quality of services and consumer protection. The adoption of any additional laws or regulations may impair the growth of the internet or e-marketing, which could, in turn, decrease the demand for its services and prohibit, limit or increase MarketShare's cost of doing business.

     MarketShare's clients' promotion of their products and services may not comply with federal, state and local laws. MarketShare cannot predict whether its role in facilitating these marketing activities would expose it to liability under these laws. Any claims made against MarketShare could be costly and time-consuming to defend. If MarketShare is exposed to this kind of liability, MarketShare could be required to pay substantial fines or penalties, redesign our business methods, discontinue some of our services or otherwise expend resources to avoid liability. MarketShare's services involve the transmission of information through the internet. Its services could be used to transmit harmful applications, negative messages, unauthorized reproduction of copyrighted material, inaccurate data or computer viruses to end-users in the course of delivery. Any transmission of this kind could damage its reputation or could give rise to legal claims against it, both from governmental authorities and private parties. MarketShare could spend a significant amount of time and money defending against these legal claims.

MANAGEMENT'S PLAN OF OPERATIONS

         The following discussion should be read in conjunction with the information contained in the financial statements of MarketShare and the Notes thereto appearing elsewhere herein.

RESULTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

            Net revenues increased by 368% from approximately $66,000 for the three months ended September 30, 2002 to approximately $308,000 for the three months ended September 30, 2003. The improvement in revenues was a result of revenue from new customers in which MarketShare is paid in freely-tradable marketable securities.

            Cost of revenues as a percent of net revenues decreased from 85% of net revenues for the three months ended September 30, 2002 to 80% of net revenues for the three months ended September 30, 2003.

            Selling, general and administrative expenses increased from approximately $19,000, or 28% of net revenues for the three months ended
September 30, 2002, to approximately $65,000, or 21% of net revenues for the three months ended September 30, 2003 mainly due to MarketShare hiring outside consultants to implement business plans as well as to bring in business in 2003.

            Net loss increased from approximately $9,000 for the three months ended September 30, 2002 to approximately $1,993,000 for the three months ended September 30, 2003. The increase was a result of the compensatory element of stock issuances of $1,964,739 for the three months ended September 30, 2003.


NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

            Net revenues increased by 147% from approximately $241,000 for the nine months ended September 30, 2002 to approximately $595,000 for the nine months ended September 30, 2003. The improvement in revenues was a result of revenue from new customers in which MarketShare is paid in freely-tradable marketable securities.

            Cost of revenues as a percent of net revenues improved from 78% of net revenues for the nine months ended September 30, 2002 to 72% of net revenues for the nine months ended September 30, 2003. The improvement was due to higher margin revenues.

            Selling, general and administrative expenses increased from approximately $55,000, or 23% of net revenues for the nine months ended September 30, 2002, to approximately $143,000, or 24% of net revenues for the nine months ended September 30, 2003, mainly due to the Company hiring outside consultants to implement business plans as well as to bring in business in 2003.

            Net loss increased from approximately $2,500 for the nine months ended September 30, 2002 to approximately $1,948,000 for the nine months ended September 30, 2003. The increase was a result of the compensatory element of stock issuances of $1,964,739 for the nine months ended September 30, 2003.

 LIQUIDITY AND CAPITAL RESOURCES

            Cash provided by operating  activities  during the nine months ended
September 30, 2003 amounted to approximately $12,000. MarketShare had cash and marketable securities of approximately $17,000 and $5,000, respectively, at September 30, 2003, as compared to approximately $5,000 and $65,000, respectively, at December 31, 2002.

            MarketShare has no planned significant capital expenditures. Furthermore, the Company believes that its available cash and marketable securities and cash from operating activities are sufficient to fund its operations over the next twelve months.


            MarketShare plans to significantly expand its operations, and it will need to hire additional personnel as our business grows. The volume of emails MarketShare is sending has grown significantly and it expects this volume to continue to grow. It will need to enhance its services to handle both any increased email volume and the increased level of response from consumers that are generated by this volume. In addition, as it seeks to grow its base of clients, it must add client services personnel to handle the increased volume of emails and campaigns. In particular, it has experienced difficulties in hiring highly skilled technical and client services personnel due to significant competition for experienced personnel in its market. MarketShare plans on utilizing cash flow from its business operations and proceeds from the Private Placement Securities to fund the expansion of its online marketing business.

                        HISTORICAL FINANCIAL INFORMATION

         The Historical Financial Statements required by Item 310 (c) of Regulation S-B pertaining to each of Jade and MarketShare are part of this Information Statement.

                              PRO FORMA INFORMATION

         The Pro Forma Financial Information required by Item 310(d) of Regulation S-B showing the effect on the Company and Jade and MarketShare of the Jade Merger and the MarketShare Acquisition are part of this Information Statement.

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Commission. The Registration Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Office located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may be obtained from the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room is available by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains an Internet site where the Registration Statement and other information filed with the Commission may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.

               INFORMATION ACCOMPANYING THIS INFORMATION STATEMENT

         The following documents filed with the Commission are being mailed to the Company's shareholders along with this Information Statement:

          1.   Form 10-KSB report for the year ended December 31, 2002.

          2.   Form 10-QSB report for the nine months ended September 30, 2003.


                                                Andrew J. Schenker
                                                Sole Director

December ___, 2003


Attachments:

Appendix A  - Form of Amended and Restated Certificate of Incorporation
Appendix B  - 2003 Equity Incentive Plan
Appendix C  - Form 8-K/A MarketShare Recovery, Inc.
Appendix D  - Form 10-QSB MarketShare Recover, Inc. - Report for the Nine Months
              Ended September 30, 2003
Appendix E  - Form 10-QSB Jade Entertainment Group - Report for the period from
              July 5, 2001 (Inception) through March 31, 2003

Adjustment summary Dominix,  Inc and Subsidiary
Schedule 14/c
Information  statement
Proforma Balance Sheet

                                                                 Dominix, Inc    Jade Entertainment   Market Share     Historical
                              Description                       and Subsidiary     Group, Inc (A)     Recovery Inc.     Combined
----------------------------------------------------------------------------------------------------------------------------------
                               Assets

     CURRENT ASSETS
     Cash                                                                                      489         16,865        17,354
     Marketable securities                                                                                  4,879         4,879
     Accounts receivable                                                                                    2,547         2,547
                                                                ------------------------------------------------------------------

     TOTAL CURRENT ASSETS                                                   -                  489         24,291        24,780

     SECURITY DEPOSITS                                                                                      6,567         6,567
                                                                ------------------------------------------------------------------

     TOTAL ASSETS                                                           -                  489         30,858        31,347
                                                                ==================================================================

                LIABILITIES AND STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES
     Convertible note payable - related party (default)               100,000                                           100,000
     Convertible notes payable - others (default)                     142,000                                           142,000
     Accounts payable and accrued other liabilities                   216,299                                           216,299
     Accrued commissions and other expenses                                                                11,522        11,522
     Deferred revenue                                                                        1,800                        1,800
     Due to third party                                                 9,024                                             9,024
     Due to stockholders                                              161,921                                           161,921
                                                                ------------------------------------------------------------------


     TOTAL CURRENT LIABILITIES                                        629,244                1,800         11,522       642,566
                                                                ------------------------------------------------------------------

     STOCKHOLDERS' DEFICIENCY
     Preferred stock - $.001 par value;
     Preferred stock - Series A Cumulative Convertible -
     $.001 par value;                                                   1,333                                             1,333
     Preferred stock - Series B                                                                                               -
     Common stock                                                     112,140                2,134            100       114,374
     Additional paid-in capital                                    20,995,130              161,309      1,964,739    23,121,178
     Accumulated deficit                                          (21,145,838)                         (1,945,503)  (23,091,341)
     Deficit accumulated during the development stage                (592,009)            (164,754)                    (756,763)
                                                                ------------------------------------------------------------------

     TOTAL STOCKHOLDERS' (DEFICIENCY)/EQUITY                         (629,244)              (1,311)        19,336      (611,219)
                                                                ------------------------------------------------------------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             -                  489         30,858        31,347
                                                                ==================================================================


                                                                   Pro forma                       Pro Forma
                              Description                         Adjustments       AJE           Consolidated
----------------------------------------------------------------------------------------------------------------
                               Assets

     CURRENT ASSETS
     Cash                                                           454,555           11                471,909
     Marketable securities                                                                                4,879
     Accounts receivable                                                                                  2,547
                                                                ------------                       -------------

     TOTAL CURRENT ASSETS                                           454,555                             479,335

     SECURITY DEPOSITS                                                                                    6,567
                                                                ------------                       -------------

     TOTAL ASSETS                                                   454,555                             485,902
                                                                ============                       =============

                LIABILITIES AND STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES
     Convertible note payable - related party (default)            (100,000)           9                      -
     Convertible notes payable - others (default)                  (142,000)          6,9                     -
     Accounts payable and accrued other liabilities                (216,299)      6,7,8,9,11                  -
     Accrued commissions and other expenses                                                              11,522
     Deferred revenue                                                                                     1,800
     Due to third party                                              (9,024)          11                      -
     Due to stockholders                                           (161,921)         1,11                     -
                                                                ------------                       -------------


     TOTAL CURRENT LIABILITIES                                     (629,244)                             13,322
                                                                ------------                       -------------

     STOCKHOLDERS' DEFICIENCY
     Preferred stock - $.001 par value;
     Preferred stock - Series A Cumulative Convertible -
     $.001 par value;                                                (1,333)          1,5                     -
     Preferred stock - Series B                                                                               -
     Common stock                                                  (102,972) 2,3,5,6,8,9,10,11,12        11,402
     Additional paid-in capital                                 (22,495,246) 1,2,3,4,6,7,8,9,10,11,12   625,932
     Accumulated deficit                                         23,091,341           12                      -
     Deficit accumulated during the development stage               592,009           12               (164,754)
                                                                ------------                       -------------

     TOTAL STOCKHOLDERS' (DEFICIENCY)/EQUITY                      1,083,799                             472,580
                                                                ------------                       -------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     454,555                             485,902
                                                                ============                       =============


     (A) - At March 31, 2003 (latest available information)

Dominix, Inc and Subsidiary
Schedule 14/c
Information statement


Proforma Balance Sheet Adjustments                                                                         Shares
                                                                                      -------------------------------------------
                                                                                                                Preferred
                                                                                      -------------------------------------------
J/E     Account                                                Dr        Cr                Common            A             B
-----------------------------------------------------------------------------         -------------------------------------------
                     Outstanding 9/30/03                                            112,140,105.00      1,333,333.00
 1 Due to stockholders                                      158,000
   Preferred stock - Series A Cumulative Convertible -                    2,107                         2,106,666.00
   Additional paid-in capital                                           155,893
   (Amounts due stockholder converted into 2,106,666
   shares of class A preferred)

 2 Additional paid-in capital                               85,082
   Common stock                                                         85,000       85,000,000.00
   Preferred stock - Series B                                               82                                       82,167.00
   (Record Jade acquisition and issuance of 85,000,000
   shares of common and 82,167 shares of series b
   preferred stock)
                  Outstanding presplit                                              197,140,105.00  3,439,999.00     82,167.00

 3 Common stock                                             196,154                (196,154,404.00)
   Additional paid-in capital                                          196,154
   (To record common stock split one for two hundred)
                                                                                      ----------------------------------------
                  Outstanding post split                                              985,701.00     3,439,999.00    82,167.00

 4 Additional paid-in capital                                18
   Preferred stock - Series B                                             18                                       17,833.00
   (Record marketshare acquisition and issuance of 17,833
   shares of class B preferred)

 5 Common stock                                                         3,440
   Preferred stock - Series A Cumulative Convertible -      3,440                     3,439,999.00    (3,439,999.00)
   (To record conversion of preferred to common)

 6 Convertible notes payable - others (default)             112,000
   Accounts payable and accrued other liabilities           38,937
   Common stock                                                          189          189,000.00
   Additional paid-in capital                                           150,748
   (To record conversion of notes in exchange for
   189,000 shares of common stock)

 7 Accounts payable and accrued other liabilities           80,441
   Additional paid-in capital                                           80,441
   (Debt forgiveness of related parties)

 8 Accounts payable and accrued other liabilities           10,000
   Common stock                                                             10           10,000.00
   Additional paid-in capital                                            9,990
   (To record fierman settlement, issuance of 10,000
   of common)

 9 Convertible note payable - related party (default)       100,000
   Convertible notes payable - others (default)             30,000
   Accounts payable and accrued other liabilities           36,921
   Common stock                                                             131         131,000.00
   Additional paid-in capital                                           166,790
   (To record conversion of debt to 131,000 shares
   of common)
                                                                                      ----------------------------------------
             Subtotal                                                                 4,755,700.00      -          100,000.00

10 Common stock                                                           6,071
   Additional paid-in capital                                5,971
   Preferred stock - Series B                                  100                    6,071,050.00                (100,000.00)
   (To record conversion of preferred to common)
                                                                                      ----------------------------------------
             Subtotal                                                                10,826,750.00      -             -

11 Cash                                                     454,555
   Due to stockholders                                        3,921
   Due to third party                                         9,024
   Accounts payable and accrued other liabilities            50,000
   APIC - Closing costs                                      57,500
   Common stock                                                             575         575,000.00
   Additional paid-in capital                                           574,425
   (To record net proceeds from sale of private placement)
                                                                                     -----------------------------------------
           Grandtotal                                                                11,401,750.00      -             -
                                                                                     =========================================

12 Additional paid-in capital                               23,681,116
   Common stock                                                  2,234
   Deficit accumulated during the development stage                     592,009
   Accumulated deficit                                               23,091,341
   (To account for recapitalization)

                                    Exhibit A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  DOMINIX, INC.


         Dominix, Inc., a corporation organized and existing under the State of Delaware, hereby certifies as follows:

         1. The name of the corporation is Dominix, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State was June 1, 2000 and on April 26, 2001 the corporation restated its Certificate of Incorporation.

         2. This Amended and Restated Certificate of Incorporation  restates and
integrates  and  further  amends  the  Certificate  of   Incorporation  of  this
corporation by:

              (a) combining each 200 outstanding shares of common stock, $.001 par value into one share of new common stock with no change to par value of such stock;

              (b) changing the number of authorized shares of common stock, $.001 par value, to 50,000,000;

              (c) increasing the number of authorized shares of preferred stock, $.001 par value, from 5,000,000 to 10,000,000; and

              (d) setting forth certain matters relating to the designation of the relative rights, powers and preferences of qualification, limitations and restrictions of one or more series of preferred stock.

         3. The text of the Certificate of Incorporation as amended or supplemented heretofore is further amended hereby to read as herein set forth in full:

                                   "ARTICLE 1

              The name of this corporation is 110 Media Group, Inc.

                                    ARTICLE 2

         The address of its registered offices in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                    ARTICLE 3

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                    ARTICLE 4

         The total number of shares of stock of all classes which the Corporation has authority to issue is 60,000,000 shares, of which 50,000,000 shares shall be common stock, with a par value of $.001 per share ("Common Stock"), and 10,000,000 shares shall be preferred stock, with a par value of $.001 per share ("Preferred Stock").

         The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock are as follows:

                                 PREFERRED STOCK

         Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. Subject to the provisions hereof and the limitations prescribed by law, the Board of Directors is hereby vested with the authority and is expressly authorized, prior to issuance, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series and, if and to the extent from time to time required by law, by filing a certificate pursuant to the General Corporation Law of the State of Delaware (or other law hereafter in effect relating to the same or substantially similar subject matter), to establish or change the number of shares to be included in each such series and to fix the designation and powers, preferences and rights and the qualifications and limitations or restrictions thereof relating to the shares of each such series, all to the maximum extent permitted by the General Corporation Law of the State of Delaware as in effect on the date hereof or as hereafter amended. The vested authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

                           (a) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 10,000,000);

                           (b) the annual dividend rate, if any, on shares of such series and the preferences, if any, over any other series (or of any other series over such series) with respect to dividends, and whether dividends shall be cumulative and, if so, from which date or dates;

                           (c) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                           (d) the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or purchase fund and, if so, the terms of such obligation;

                           (e) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, any stock of any series of the same class or any other class or classes or any evidence of indebtedness and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

                           (f) whether the shares of such series shall have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights, including, without limitation, whether such shares shall have the right to vote with the Common Stock on issues on an equal, greater or lesser basis;

                           (g) the rights of the shares of such series in the event of a voluntary or involuntary liquidation, dissolution, winding up or distribution of assets of the Corporation;

                           (h) whether the shares of such series shall be entitled to the benefit of conditions and restrictions upon (i) the creation of indebtedness of the Corporation or any subsidiary, (ii) the issuance of any additional stock (including additional shares of such series or of any other series) or (iii) the payment of dividends or the making of other distributions on the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation; and

                   (i) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof, including, but not limited to, any that may be determined in connection with the adoption of any stockholder rights plan after the date hereof, relating to any such series.

         Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

         Shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into, or exchanged for, shares of stock of any other class or classes or any evidences of indebtedness shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock and to any filing required by law.

                                  COMMON STOCK

         Subject to all of the rights of the Preferred Stock, and except as may be expressly provided with respect to the Preferred Stock herein, by law or by the Board of Directors pursuant to this Article 4:

                           (a) dividends may be declared and paid or set apart for payment upon Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends and may be payable in cash, stock or otherwise;

                           (b) the holders of Common Stock shall have the exclusive right to vote for the election of directors (other than in the case of newly created directorships and vacancies, which shall be filled solely by the remaining directors as set forth in Article 6 hereof) and on all other matters requiring stockholder action, each share being entitled to one vote; and

                           (c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of Common Stock in accordance with their respective rights and interests.

                DENIAL OF PREEMPTIVE RIGHTS AND CUMULATIVE VOTING

         No holder of any stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of dividend.

         No holder of any stock of the Corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

                                    ARTICLE 5

         The Corporation is to have perpetual existence.

                                    ARTICLE 6

         All power of the Corporation shall be vested in and exercised by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

         For the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the power of the Corporation and of its directors and stockholders, it is further provided:

         A. ELECTIONS OF DIRECTORS. Elections of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

         B. NUMBER, ELECTION AND TERMS OF DIRECTORS. Except as otherwise fixed pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time pursuant to the Bylaws. The directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall hold office until the next annual meeting at which their successors are elected and qualified or until their earlier resignation or removal.

         C. REMOVAL OF DIRECTORS. Subject to the rights of any class or series of stock having preference over Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, at any regular meeting or special meeting called expressly for that purpose, any director or the entire Board of Directors may be removed with or without cause and a successor or successors appointed by vote of the holders of in excess of fifty percent (50%) of the shares then issued and outstanding and entitled to vote at an election of directors.

         Except as may otherwise be provided by law, cause for removal shall be construed to exist only if during a director's term as a director of the
Corporation: (a) the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (b) such director has been adjudicated by a court of competent jurisdiction to be liable for gross negligence, recklessness or misconduct in the performance of his or her duty to the Corporation in a manner of substantial importance to the Corporation and such adjudication is no longer subject to direct appeal; or (c) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetence directly affects his or her ability as a director of the Corporation, and such adjudication is no longer subject to direct appeal.

         D. STOCKHOLDER ACTION. Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of such holders or by consent in writing of the holders required to take such action. Except as otherwise required by law and subject to the rights of holders of any class or series of stock having a preference over Common Stock as to dividends or upon liquidation, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer or the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors.

         E. BYLAW AMENDMENTS. The Board of Directors shall have the power to make, alter, amend and repeal the Bylaws (except so far as the Bylaws adopted by the stockholders shall otherwise provide). Any Bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the stockholders.

         F. LIABILITY OF DIRECTORS.

              1. No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article 6 shall not eliminate or limit the liability of a director of the Corporation: (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

              2. If the General Corporation Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors of the Corporation, then the liability of a director of the Corporation shall be limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended, and such limitation of liability shall be in addition to, and not in lieu of, the limitation on the liability of a director of the Corporation provided by the provisions of this Section F of this Article 6.

              3. Any amendment, repeal or modification of this Section F of this
Article 6 shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or modification.

              4. The Corporation shall be obligated at all times to maintain the effectiveness of Bylaw provisions providing for the mandatory indemnification of the directors of the Corporation to the maximum extent permitted by the General Corporation Law of the State of Delaware.

                                    ARTICLE 7

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation."

         4. This Amended and Restated Certificate of Incorporation was duly adopted by written consent of the stockholders in accordance with the applicable provisions of Section 228, 242 and 245 of the General Corporation Law of the State of Delaware and written notice of the adoption of this Amended and Restated Certificate of Incorporation has been given as provided by Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

         5. As of the date of this Certificate, there are outstanding 197,140,105 shares of common stock, $.001 par value, 3,439,999 shares of Series A Preferred Stock, $.001 par value and 82,167 shares of Series B Preferred Stock outstanding. Upon filing of this Certificate of Amendment and Restatement, each share of common stock, $.001 par value, outstanding shall be converted into one-two hundredths of a share of new common stock, $.001 par value, each share of Series A Preferred Stock shall be converted into one share of new common stock, $.001 par value and each share of Series B Preferred Stock shall be converted into 60.71497 shares of new common stock, $.00 par value.

         IN WITNESS WHEREOF, said Dominix, Inc. has caused this Certificate to be signed by Timothy Schmidt, its President this ___ day of December, 2003.

                                        DOMINIX, INC.


                                        By:
                                           ------------------------------------
                                           Name: Timothy Schmidt
                                           Title: President

                                    Exhibit B

                                  DOMINIX, INC.

                           2003 EQUITY INCENTIVE PLAN


                                ARTICLE I - PLAN


         1.1 PURPOSE. This Plan is a plan for key Employees (including officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

         1.2 RULE 16B-3 PLAN. The Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

         1.3 EFFECTIVE DATE OF PLAN. The Plan shall be effective November 17, 2003 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.


                            ARTICLE II - DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

         2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2.2  "AWARD"  means  each of the  following  granted  under  this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

         2.3 "BONUS STOCK AWARD" means an Award of Bonus Stock.

         2.4 "BOARD OF DIRECTORS" means the board of directors of the Company.

         2.5  "CHANGE  IN  CONTROL"   shall  mean  and  include  the   following
transactions or situations:

         (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

         (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

         (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

         (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

         (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

         (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

         2.6 "CODE" means the Internal Revenue Code of 1986, as amended.

         2.7 "COMMITTEE" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors or by the Board of Directors in its entirety.

         2.8 "COMPANY" means Dominix, Inc.

         2.9 "CONSULTANT" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

         2.10 "DISINTERESTED PERSON" means a "disinterested person" as that term is defined in Rule 16b-3 under the 1934 Act.

         2.11 "ELIGIBLE PERSONS" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) key personnel (including officers and directors) of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

         2.12 "EMPLOYEE" means a person employed by the Company or any Affiliate to whom an Award is granted.

         2.13 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq National Market System; or (c) if the Stock is not listed on the Nasdaq National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to
(x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

         2.14 "INCENTIVE OPTION" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

         2.15 "NONQUALIFIED OPTION" means an option to purchase Stock granted under this Plan other than an Incentive Option.

         2.16 "OPTION" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

         2.17 "OPTION AGREEMENT" means the written agreement by and between the Company and an Eligible Person which sets out the terms of an Option.

         2.18 "OUTSIDE DIRECTOR" means a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

         2.19 "PLAN" means the Dominix, Inc. 2003 Equity Incentive Plan, as set out in this document and as it may be amended from time to time.

         2.20 "PLAN YEAR" means the Company's fiscal year.

         2.21 "PERFORMANCE STOCK AWARD" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

         2.22 "RESTRICTED STOCK" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

         2.23 "RESTRICTED STOCK AGREEMENT" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

         2.24 "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

         2.25 "RESTRICTED STOCK PURCHASE PRICE" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

         2.26 "STOCK" means the common stock of the Company, $.001 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

         2.27 "STOCK APPRECIATION RIGHT" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

         2.28 "10% STOCKHOLDER" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.


                            ARTICLE III - ELIGIBILITY

         The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Disinterested Person or Outside Director. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.


               ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

         4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates as it shall from time to time determine, Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person shall be determined by the Committee.

         4.2 SHARES SUBJECT TO PLAN. The total number of shares of Stock set aside for Awards may be granted under the Plan shall be 3,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to options or stock appreciation rights which may be issued to any eligible person under the plan during each plan year shall be determined by the Committee. The maximum number of shares subject to restricted stock awards which may be granted to any eligible person under the plan during each plan year shall be determined by the Committee. The maximum number of shares subject to performance stock awards which may be granted to any eligible person during each plan year shall be determined by the Committee. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

         4.3 NON-TRANSFERABILITY. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

         4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

         4.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

         (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

         (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan:

         (i) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised;

         (ii) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and

         (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an

                  Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

         (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

         (d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

         (e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

         4.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.


                ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

         5.1 TYPE OF OPTION. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

         5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

         5.3 DURATION OF OPTIONS AND SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

         5.4 AMOUNT EXERCISABLE -- INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant, unless otherwise stated in the Option Agreement. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

         5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

         (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,

         (b) Stock at its Fair Market Value on the date of exercise, (if approved in advance by the Committee),

         (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee),

         (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

         (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

         As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

         Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

         5.6 STOCK APPRECIATION RIGHTS. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of an SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person, from participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

         5.7 STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option
(a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

         5.8 CONDITIONS OF STOCK APPRECIATION RIGHTS. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company or payment of any applicable employment or withholding taxes.

         5.9 PAYMENT OF STOCK APPRECIATION RIGHTS. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

         5.10 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR granted to Employees shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

         5.11 DEATH. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

         5.12 RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement. Upon retirement, an SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

         5.13 DISABILITY. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option or SAR to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

         5.14 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

         5.15 RELOAD OPTIONS. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

         Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the Plan and in Section 422(d) of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

         5.16 NO RIGHTS AS STOCKHOLDER. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.


                      ARTICLE VI - RESTRICTED STOCK AWARDS

         6.1 RESTRICTED STOCK AWARDS. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

         6.2 RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

         (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse
(i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

         (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

         (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

         (d) unless stated otherwise in the Restricted Stock Agreement,

                  (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and

                  (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

         6.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:


                  "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the [Company] 2003 Equity Incentive Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

         6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

         6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

         6.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.


                     ARTICLE VII - PERFORMANCE STOCK AWARDS

         7.1 AWARD OF PERFORMANCE STOCK. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

         7.2 PERFORMANCE GOALS. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, Stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

         7.3 ELIGIBILITY. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

         7.4 CERTIFICATE OF PERFORMANCE. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.


                        ARTICLE VII - BONUS STOCK AWARDS

         8.1 AWARD OF BONUS STOCK. The committee may award shares of Stock to Eligible Persons, without any payment for such shares and without any specified performance goals. The Committee reserves the right to issue such amount of shares to Eligible Persons as the Committee deems fit.

         8.2 ELIGIBILITY. The Employees eligible for Bonus Stock Awards are the senior officers (i.e., chief executive officer, chief operating officer, chief financial officer, president, vice presidents, secretary, treasurer, and similar positions) and consultants of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

                           ARTICLE IX - ADMINISTRATION

         The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

         (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made,

         (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan,

         (c) determine the terms, provisions and conditions of each Option and Award, which need not be identical,

         (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest,

         (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee,

         (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

         (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

         The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.


                  ARTICLE X - AMENDMENT OR TERMINATION OF PLAN

         The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                           ARTICLE XI - MISCELLANEOUS

         11.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

         11.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

         11.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

         The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

         11.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

         11.5 WRITTEN AGREEMENT. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

         11.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

         11.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

         11.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

         11.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

         11.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

         11.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Delaware.

                                   APPENDIX C

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 18, 2003

                           MARKETSHARE RECOVERY, INC.
                 -----------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                         0-15807             31-1190725
        -----------                      ----------         ---------------
(State or other jurisdiction            (Commission         (IRS Employer
       of incorporation)                File Number)        Identification No.)

  95 Broadhollow Road, suite 101 Melville New York               11747
-----------------------------------------------------         --------------
    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (631) 385-0007


                             Health & Leisure, Inc.
 -----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

==============================================================================

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

     (a)  Financial Statements of Business Acquired:

          The attached financial statements of MarketShare Recovery, Inc., a New York corporation and a wholly owned subsidiary of the registrant, MarketShare Recovery, Inc., a Delaware corporation and formerly known as Health & Leisure, Inc. are filed as an amendment to Form 8-K originally filed on July 18, 2003 pursuant to Item 7(a) (4).

     (b) Pro forma financial information - not applicable because historical financial statements of MarketShare Recovery, Inc., a New York corporation became historical financial statements of the registrant, MarketShare Recovery, Inc., a Delaware corporation and formerly known as Health & Leisure, Inc.

     (c)  Exhibits

          *99.1 Acquisition Agreement  and Plan of Merger  by and among  Venture
                Sum, Inc. a then wholly owned subsidiary of Health & Leisure, Inc. and MarketShare Recovery, Inc., a New York corporation dated June 13, 2003.

          *99.2 Form of Promissory Note dated June 13, 2003.

          *99.3 Limited Lock-Up and Pledge Letter Agreement.

          *99.4 Preferred Stock Designation.

           99.5 Audited financial statements for the years ended December 31, 2002 and 2001 and the unaudited interim financial statements for the three months ended March 31, 2003 and 2002 of MarketShare Recovery, Inc., a New York corporation and a wholly owned subsidiary of the registrant, MarketShare Recovery, Inc., a Delaware corporation and formerly known as Health & Leisure, Inc.(included herein as Exhibit 99.5).


* As previously filed on the Company's 8-K report filed on July 18, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           MARKETSHARE RECOVERY, INC.


Date:  September 15, 2003                By: /s/ Raymond Barton
                                         --------------------------------------
                                         Raymond Barton
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX



          *99.1 Acquisition Agreement  and Plan of Merger  by and among  Venture
                Sum, Inc. a then wholly owned subsidiary of Health & Leisure, Inc. and MarketShare Recovery, Inc., a New York corporation dated June 13, 2003.

          *99.2 Form of Promissory Note dated June 13, 2003.

          *99.3 Limited Lock-Up and Pledge Letter Agreement.

          *99.4 Preferred Stock Designation.

           99.5 Audited financial statements for the years ended December 31, 2002 and 2001 and the unaudited interim financial statements for the three months ended March 31, 2003 and 2002 of MarketShare Recovery, Inc., a New York corporation and a wholly owned subsidiary of the registrant, MarketShare Recovery, Inc., a Delaware corporation and formerly known as Health & Leisure, Inc. (included herein as Exhibit 99.5).


* As previously filed on the Company's 8-K report filed on July 18, 2003.

                                                      Exhibit 99.5


                           MARKETSHARE RECOVERY, INC.

                              FINANCIAL STATEMENTS

          For the Years Ended December 31, 2002 and 2001, and the Three
                Months Ended March 31, 2003 and 2002 (Unaudited)


                                                               MARKETSHARE RECOVERY, INC.


                                                                                 CONTENTS
-----------------------------------------------------------------------------------------





                                                                                    Page
                                                                                    ----


INDEPENDENT AUDITORS' REPORT                                                          1


FINANCIAL STATEMENTS

  Balance Sheets - December 31, 2002 and March 31, 2003 (Unaudited)                   2
  Statements of Operations - For the Years Ended December 31, 2002
    and 2001,  and the Three Months Ended March 31, 2003 and 2002  (Unaudited)        3
  Statement of Stockholders' Equity - For the Years Ended December 31
    2002 and 2001,  and the Three  Months  Ended  March 31, 2003  (Unaudited)         4
  Statements of Cash Flows - For the Years Ended December 31, 2002
    and 2001, and the Three Months Ended March 31, 2003 and 2002 (Unaudited)          5


NOTES TO FINANCIAL STATEMENTS                                                         6-11



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Stockholders of
MarketShare Recovery, Inc.

We have audited the accompanying balance sheet of MarketShare Recovery, Inc. as of December 31, 2002 and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MarketShare Recovery, Inc. as of December 31, 2002 and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001, in conformity with accounting principles generally accepted in the United States of America.



                                                  /s/  Marcum & Kliegman LLP


New York, New York
August 8, 2003


                                                                                                MARKETSHARE RECOVERY, INC.

                                                                                                           BALANCE SHEETS
-------------------------------------------------------------------------------------------------------------------------

                                                         ASSETS
                                                         ------

                                                                                  December 31,            March 31,
                                                                                     2002                    2003
                                                                                -----------------------------------------
                                                                                                         (Unaudited)

CURRENT ASSETS
--------------
Cash and cash equivalents                                                       $            4,697     $           4,797
Marketable securities                                                                       65,450                35,199
Accounts receivable                                                                          8,932                     -
Prepaid expense and other current assets                                                     1,567                 6,000
                                                                                ------------------     -----------------

Total Current Assets                                                                        80,646                45,996

Security deposits                                                                            1,900                 6,567
                                                                                ------------------     -----------------

TOTAL ASSETS                                                                    $           82,546     $          52,563
                                                                                ==================     =================

                                          LIABILITIES AND STOCKHOLDERS' EQUITY
                                          ------------------------------------

CURRENT LIABILITIES
-------------------
Accrued commissions and other current liabilities                               $           43,029     $          31,647
Unearned revenue, net of deferred commission
    expenses of $40,375 and $-0-, respectively                                              27,625                    --
                                                                                ------------------     -----------------

Total Current Liabilities                                                                   70,654                31,647
                                                                                ------------------     -----------------

COMMITMENTS AND CONTINGENCIES
-----------------------------

STOCKHOLDERS' EQUITY
--------------------
Common stock - $0.0001 par value; 100 shares
    authorized, issued and outstanding                                                          --                    --
Additional paid-in capital                                                                     100                   100
Retained earnings                                                                           11,792                20,816
                                                                                ------------------     -----------------

TOTAL STOCKHOLDERS' EQUITY                                                                  11,892                20,916
                                                                                ------------------     -----------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                                            $           82,546     $          52,563
                                                                                ==================     =================


The accompanying notes are an integral part of these financial statements.


                                                                                             MARKETSHARE RECOVERY, INC.

                                                                                               STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------


                                                                 For the Years Ended       For the Three Months Ended
                                                                      December 31,                  March 31,
                                                                 2002          2001          2003            2002
                                                             -----------------------------------------------------------
                                                                                                   (Unaudited)

NET REVENUES (including revenues from related party
    of $20,000, $20,000, $-0- and $15,000, respectively)     $   308,317   $    183,191    $    160,910     $    74,560

COST OF REVENUES                                                 234,929        152,433         117,110          64,548
                                                             -----------   ------------    ------------     -----------

GROSS PROFIT                                                      73,388         30,758          43,800          10,012

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES                                           71,553         16,034          26,611          16,971
                                                             -----------   ------------    ------------     -----------

OPERATING INCOME (LOSS)                                            1,835         14,724          17,189          (6,959)
                                                             -----------   ------------    ------------     -----------

OTHER EXPENSES
--------------
Loss on sale of marketable securities                                 --             --          (2,357)             --
Unrealized loss on marketable securities                              --             --          (3,808)             --
                                                             -----------   ------------    ------------     -----------

TOTAL OTHER EXPENSES                                                  --             --          (6,165)             --
                                                             -----------   ------------    ------------     -----------

INCOME (LOSS) BEFORE  INCOME TAXES (BENEFIT)                       1,835         14,724          11,024          (6,959)

PROVISION FOR INCOME TAXES (BENEFIT)                               1,567          3,200           2,000          (1,000)
                                                             -----------   ------------    ------------     -----------

NET INCOME (LOSS)                                            $       268   $     11,524    $      9,024     $    (5,959)
                                                             ===========   ============    ============     ===========


The accompanying notes are an integral part of these financial statements.


                                                                                      MARKETSHARE RECOVERY, INC.

                                                                               STATEMENT OF STOCKHOLDERS' EQUITY

                                                           For the Period January 1, 2001 through March 31, 2003
----------------------------------------------------------------------------------------------------------------


                                                       Common Stock           Additional
                                                     ----------------------    Paid-In    Retained
                                                          Shares    Amount     Capital     Earnings       Total
                                                     -----------------------------------------------------------

BALANCE - January 1, 2001                                  100    $    --    $     100     $      --   $     100

Net income                                                  --         --           --        11,524      11,524
                                                     ---------    -------    ---------     ---------   ---------

BALANCE - December 31, 2001                                100         --          100        11,524      11,624

Net income                                                  --         --           --           268         268
                                                     ---------    -------    ---------     ---------   ---------

BALANCE - December 31, 2002                                100         --          100        11,792      11,892

Net income for the quarter ended March 31, 2003
 (unaudited)                                                --         --           --         9,024       9,024
                                                     ---------    -------    ---------     ---------   ---------

BALANCE - March 31, 2003 (unaudited)                       100    $    --    $     100     $  20,816   $  20,916
                                                     =========    =======    =========     =========   =========

The accompanying notes are an integral part of these financial statements.



                                                                                                MARKETSHARE RECOVERY, INC.

                                                                                                  STATEMENTS OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------


                                                                    For the Years Ended         For the Three Months Ended
                                                                       December 31,                    March 31,
                                                                    2002            2001          2003           2002
                                                                -----------------------------------------------------------
                                                                                                      (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                                                $      268    $    11,524     $     9,024     $   (5,959)
  Adjustments to reconcile net income (loss) to net
     cash provided by (used in) operating activities:
  Changes in operating assets and liabilities:
   Loss on sale of marketable securities                                  --             --           2,357             --
   Unrealized loss on marketable securities                               --             --           3,808             --
   Accounts receivable                                                (3,932)        (5,000)          8,932          5,000
   Prepaid and other current assets                                   (1,567)            --          (4,433)            --
   Security deposits                                                      --         (1,900)         (4,667)            --
   Accrued commissions and other current liabilities                  36,879          6,150         (11,382)        (7,115)
   Marketable securities                                             (65,450)            --          30,251             --
   Unearned revenue                                                   27,625             --         (33,790)            --
                                                                  ----------    -----------     ------------    ----------

     TOTAL ADJUSTMENTS                                                (6,445)          (750)         (8,924)        (2,115)
                                                                  ----------    -----------     ------------    ----------

    NET CASH PROVIDED BY (USED IN)
     OPERATING ACTIVITIES                                             (6,177)        10,774             100         (8,074)
                                                                  ----------    -----------     ------------    ----------


CASH FLOWS PROVIDED BY FINANCING
  ACTIVITIES
  Issuance of common stock                                               --             100              --             --
                                                                  ----------    -----------     ------------    ----------


    NET INCREASE (DECREASE) IN CASH
     AND CASH EQUIVALENTS                                             (6,177)        10,874             100         (8,074)

CASH AND CASH EQUIVALENTS - Beginning                                 10,874             --           4,697         10,874
                                                                  ----------    -----------     ------------    ----------

CASH AND CASH EQUIVALENTS - Ending                                $    4,697    $    10,874     $     4,797     $    2,800
                                                                  ==========    ===========     ============    ==========

SUPPLEMENTAL DISCLOSURES OF CASH
   FLOW INFORMATION
Cash paid during the periods for:

Income taxes                                                      $    4,767    $        --     $       978     $       --



The accompanying notes are an integral part of these financial statements.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------


NOTE 1 - Business and Continued Operations
         ---------------------------------

       Organization and Description of Business
       ----------------------------------------
       MarketShare Recovery, Inc. (the "Company") was incorporated under the laws of the State of New York on November 30, 2000 and began operations in January of 2001. The Company is an electronic direct marketing firm that provides direct email solutions helping marketers reach their target consumers throughout the United States.


NOTE 2 - Summary of Significant Accounting Policies
         ------------------------------------------

       Revenue Recognition and Related Commission Expenses
       ---------------------------------------------------
       Revenues include the sale and/or electronic delivery of email distribution lists. The terms of the sales agreements determine the appropriate revenue recognition method. Revenues are generally recognized at the time and/ or during the period that the distribution lists are delivered and collectibility is reasonably assured, usually over one to three months. Commissions due to sales consultants are initially deferred and netted against unearned revenues and expensed over the same period that the revenue is recognized.

       Use of Estimates
       ----------------
       The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Cash and Cash Equivalents
       -------------------------
       For the purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

       Accounts Receivable
       -------------------
       Accounts receivable arise in the normal course of business. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is provided for. If amounts become uncollectible, they will be charged to operations when that determination is made. No charges were recorded for the years ended December 31, 2002 and 2001, as well as for the three months ended March 31, 2003 and 2002.

       Income Taxes
       ------------
       The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". SFAS No. 109 requires the recognition of deferred tax assets and liabilities for the expected impact of differences between the financial statements and the tax basis of assets and liabilities and for the expected future tax benefits to be derived from tax loss and tax credit carryforwards.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 2 - Summary of Significant Accounting Policies, continued
         -----------------------------------------------------

       Income Taxes, continued
       -----------------------
       SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

       Unaudited Interim Information
       -----------------------------
       The information presented for the three months ended March 31, 2003 and 2002, has not been audited. In the opinion of management, the unaudited interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position as of March 31, 2003 and the results of its operations and its cash flows for the three months ended March 31, 2003 and 2002, and the stockholders' equity for the three months ended March 31, 2003. Operating results for the three months ended March 31, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003. Additionally, the traditional direct marketing industry has typically generated lower revenues during the summer months and higher revenues during the calendar year-end months. Management believes the Company's business may be affected by similar revenue fluctuations, but due to the Company's limited operating history is insufficient to predict the existence or magnitude of these effects.

       Impact of Recently Issued Accounting Standards
       ----------------------------------------------
       In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantee and elaborates on existing disclosure requirements related to guarantees and warranties. The initial recognition requirements of FIN No. 45 are effective for guarantees issued or modified after December 31, 2002. The Company's adoption of the recognition requirements of FIN No. 45 did not have any effect on its financial position or results of operations.

       On December  31,  2002,  the FASB issued  SFAS No. 148,  "Accounting  for
       Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and Accounting Principles Board Opinion ("APB") No. 28, "Interim Financial Reporting", to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While the statement does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 2 - Summary of Significant Accounting Policies, continued
         -----------------------------------------------------

       Impact of Recently Issued Accounting  Standards,  continued
       -----------------------------------------------------------
       SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123, or the intrinsic value method of APB No. 25. The Company will continue to account for stock-based compensation according to APB No. 25, while its adoption of SFAS No. 148 requires the Company to provide prominent disclosures about the effect of SFAS No. 123 on reported income and will require the Company to disclose these effects in the interim financial statements as well. The Company has no stock-based compensation.

       In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletins ("ARB") No. 51." FIN No. 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN No. 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN No. 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company does not expect the adoption of FIN No. 46 to have a material effect on its financial position or results of operations.

       In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability. The Company is still evaluating the effect of this pronouncement on its financial statements.


NOTE 3 - Marketable Securities
         ---------------------

       On certain engagements, the Company receives shares of publicly-traded entities from its customers in lieu of cash payments for services rendered. The fair value of the marketable securities received is reflected as revenue. Subsequently, these marketable securities are classified as trading securities and reported at fair value with unrealized gains or losses reported as other income (expenses) in the statements of operations except for securities related to commissions. Unrealized gains or losses related to marketable securities to be transferred to sales consultants as commissions are reflected as an

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 3 - Marketable Securities, continued
         --------------------------------

       increase or decrease in the accrued commissions liability. The Company recognized a realized loss of $2,357 on the sale of marketable securities and an unrealized loss on marketable securities of $3,808 during the three months ended March 31, 2003.


NOTE 4 - Income Taxes
         ------------

       The components of corporate provision for income taxes (benefit) are as follows:

                                                        For the Years Ended            For the Three Months Ended
                                                            December 31,                       March 31,
                                                           2002         2001              2003             2002
                                                       ---------------------------- ---------------------------------
                                                                                              (Unaudited)

      Current tax expense                              $    267      $  3,800         $   9,300         $     300

      Deferred tax provision (benefit)                    1,300          (600)           (7,300)           (1,300)
                                                       --------      --------         ---------         ---------

         Provision for income taxes (benefit)          $  1,567      $  3,200         $   2,000         $  (1,000)
                                                       ========      ========         =========         =========

       The provision for income taxes (benefit) differ from the amounts computed by applying the U.S. federal and state tax rates as a result of graduated tax rates, alternative minimum taxes and nondeductible items.

       The approximate tax effect of significant temporary differences that give rise to deferred tax assets (liabilities) are as follows:

                                                                    December 31,                        March 31,
                                                                        2002                               2003
                                                       ---------------------------- ---------------------------------
                                                                                                       (Unaudited)
      Deferred tax assets                                           $  23,200                           $   6,000

      Deferred tax liabilities                                        (25,600)                                 --
                                                                    ---------                           ---------

        Net deferred tax assets (liabilities)                       $  (1,300)                          $   6,000
                                                                    ==========                          =========

       The  deferred  tax  assets   (liabilities)   mainly   consist  of  timing
       differences from marketable securities, accrued expenses and unearned revenues.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 5 - Commitments and Contingencies
         -----------------------------

       The Company leases a facility in New York under a lease, which expires March 31, 2008. The Company also leases computer equipment under various leases, which expire through February 28, 2006.

       Future annual minimum lease payments under noncancelable operating leases as of December 31, 2002 are as follows:

                           For the Year Ending
                               December 31,                          Amount
                       ----------------------------------- -------------------
                                   2003                            $    33,308
                                   2004                                 34,798
                                   2005                                 34,772
                                   2006                                 33,127
                                   2007                                 32,783
                                Thereafter                               8,196
                                                                   -----------
                                  Total                            $   176,984
                                                                   ===========

       Rent expense charged to operations for the years ended December 31, 2002 and 2001 amounted to $23,534 and $3,390, respectively, which were net of month to month sublet rental income received from a related party of $5,476 and $5,400, respectively.

       Rent expense charged to operations for the three months ended March 31, 2003 and 2002 amounted to $6,988 and $3,308, respectively, which were net of month to month sublet rental income received from a related party of $-0- and $3,600, respectively.


NOTE 6 - Concentrations of Credit Risk
         -----------------------------

       There were no revenue concentrations for the year ended December 31, 2002. Revenue from one customer accounted for approximately 10% of the total net revenues for the year ended December 31, 2001.

       Revenue from one customer accounted for approximately 17% of the total net revenues for the three months ended March 31, 2003. Revenue from two different customers accounted for approximately 55% of the total net revenues for the three months ended March 31, 2002. One of these customers is a related party by virtue of common ownership and net revenues amounted to 20%.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 7 - Related Party Transactions
         --------------------------

       In September 2001, the Company entered into a consulting agreement with a related party by virtue of common ownership to provide them with financial services. As of December 31, 2002 and 2001, the Company received fees from a related party of $20,000 and $20,000, respectively. For the three months ended March 31, 2003 and 2002 the Company received fees from a related party of $-0- and $15,000, respectively.


NOTE 8 - Subsequent Events
         -----------------

       In June of 2003, the Company entered into a Merger and Acquisition agreement with Health & Leisure, Inc. ("HLLS"), a publicly held and traded Delaware Corporation, which trades on the NASDAQ, OTCBB and a wholly-owned subsidiary of HLLS ("Mergerco"). Pursuant to the agreement, Mergerco merged with and into MarketShare Recovery, Inc. ("MKSR") and MKSR became the surviving corporation. As consideration for the merger, the stockholders of MKSR received from HLLS the greater of 10,197,668 common shares of HLLS or that number of shares that shall result in ownership of fifty-one percent (51%) of the outstanding shares of common stock of HLLS, and 3,425,000 shares of its voting convertible non-cumulative preferred stock, par value $0.01 per share ("HLLS Preferred Stock"). The 3,425,000 shares of HLLS Preferred Stock are convertible into 342,500,000 shares of HLLS common stock prior to a 1 for 10 reverse split of the HLLS common stock. After the issuance of common stock as described above and the conversion of the HLLS Preferred Stock, the stockholders of MKSR will own approximately 94% of HLLS. As part of the transaction, MKSR agreed to pay $125,000 to H & L Concepts, a former subsidiary of HLLS. The loan is payable in twelve equal monthly installments of $11,341 commencing July 2003. Interest is included in the monthly payment at a rate of 16% per annum. The note is guaranteed by the stockholders of MKSR and is colleralized by the shares of stock of HLLS held by the stockholders of MKSR. As a result of the merger, commencing with the June 30, 2003 period, the financial results of MKSR will be consolidated with HLLS.

                                   APPENDIX D


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

     [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                For the quarterly period ended September 30, 2003

          [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                              EXCHANGE ACT OF 1934

              For the transition period from __________ to ________

                         Commission file number: 0-15807

                           MARKETSHARE RECOVERY, INC.
                        (Formerly Health & Leisure, Inc.)

        (Exact name of small business issuer as specified in its charter)




              Delaware                                 31-1190725
   -------------------------------          ---------------------------------
   (State or other jurisdiction of          (IRS Employer Identification No.)
    incorporation or organization)

                         95 Broadhollow Road, Suite 101
                               Melville, NY 11747
                               ------------------
                    (Address of principal executive offices)

                                 (631) 385-0007
                                 --------------
                           (Issuer's Telephone Number)

Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the Issuer was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

Yes [X] No [ ]

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date:



           Common stock, par value $0.1              45,378,498
           ----------------------------    ----------------------------------
                   (Class)                 (Outstanding at November 10, 2003)

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)


                                TABLE OF CONTENTS




PART I - FINANCIAL INFORMATION

  ITEM 1. FINANCIAL STATEMENTS

                                                                     Page
                                                                     ----

  Condensed Consolidated Balance Sheet
    At September 30, 2003 (Unaudited)                                  1

  Condensed Consolidated Statements of Operations for the
    Three and Nine Months Ended September 30,2003 and 2002 (Unaudited) 2

  Condensed Consolidated Statement of Changes in
    Stockholders' Equity (Deficiency) for the Nine Months Ended
    September 30, 2003 (Unaudited)                                     3

  Condensed Consolidated Statements of Cash Flows for the
    Nine Months Ended September 30, 2003 and 2002 (Unaudited)          4

  Notes to the Condensed Consolidated Financial Statements
    (Unaudited)                                                      5-11

  ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
            CONDITION AND RESULTS OF OPERATIONS                     12-20

  ITEM 3. CONTROLS AND PROCEDURES                                      20

PART II - OTHER INFORMATION

  ITEM 2.  CHANGES IN SECURITIES AND USE OF PROCEEDS                   20

  ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS         20

  ITEM 5.  OTHER INFORMATION                                           20

  ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K                             20

  SIGNATURES                                                           21

PART I - FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                               SEPTEMBER 30, 2003

                                     ASSETS
                                     ------

CURRENT ASSETS
  Cash                                                              $   16,865
  Marketable securities                                                  4,879
  Accounts receivable                                                    2,547
                                                                    ----------
      TOTAL CURRENT ASSETS                                              24,291

SECURITY DEPOSITS                                                        6,567
                                                                    ----------
      TOTAL ASSETS                                                  $   30,858
                                                                    ==========

                   LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                   ----------------------------------------

CURRENT LIABILITIES
  Accrued commissions and other expenses                            $   11,522
  Note payable- related party                                          125,000
                                                                    ----------
      TOTAL CURRENT LIABILITIES                                        136,522
                                                                    ----------
STOCKHOLDERS' DEFICIENCY
  Common stock - $0.10 par value: 50,000,000 shares
    Authorized; 45,378,498 shares issued and outstanding             4,537,850
  Additional paid-in capital                                        (2,698,011)
  Accumulated deficit                                               (1,945,503)
                                                                    ----------
      TOTAL STOCKHOLDERS' DEFICIENCY                                  (105,664)
                                                                    ----------
      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                $   30,858
                                                                    ==========













See accompanying notes to condensed consolidated financial statements.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)



                                                     For the Three Months Ended        For the Nine Months Ended
                                                            September 30,                    September 30,
                                                     --------------------------        --------------------------
                                                        2003           2002               2003           2002
                                                     -----------    -----------        -----------    -----------

NET REVENUES                                         $   308,141      $    65,902      $   594,545       $   241,195

COST OF REVENUES                                         246,721           55,793          427,668           188,280
                                                     -----------      -----------      -----------       -----------
      GROSS PROFIT                                        61,420           10,109          166,877            52,915
                                                     -----------      -----------      -----------       -----------
OPERATING EXPENSES:
  Selling, general and administrative
    expenses                                              65,068           18,664          143,050            55,431
  Compensatory element of stock issuances              1,964,739           -             1,964,739            -
                                                     -----------      -----------      -----------       -----------
      TOTAL OPERATING EXPENSES                         2,029,807           18,664        2,107,789            55,431
                                                     -----------      -----------      -----------       -----------
      OPERATING LOSS                                  (1,968,387)          (8,555)      (1,940,912)           (2,516)
                                                     -----------      -----------      -----------       -----------
OTHER INCOME (EXPENSES):
  Loss on sale of marketable
    securities                                           (24,227)          -                (7,383)           -
                                                     -----------      -----------      -----------       -----------
      TOTAL OTHER EXPENSES, NET                          (24,227)          -                (7,383)           -
                                                     -----------      -----------      -----------       -----------
LOSS BEFORE PROVISION FOR INCOME TAXES                (1,992,614)          (8,555)      (1,948,295)           (2,516)

PROVISION FOR INCOME TAXES                                -                -                 9,000            -
                                                     -----------      -----------      -----------       -----------
NET LOSS                                             $(1,992,614)     $    (8,555)     $(1,957,295)      $    (2,516)
                                                     ===========      ===========      ===========       ===========

EARNINGS PER COMMON SHARE:
  BASIC AND DILUTED                                       $(0.12)          $(0.01)          $(0.40)           $  -
                                                          ======           ======           ======            ======
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING:
    BASIC AND DILUTED                                 16,457,748        1,019,767        6,181,466         1,019,767
                                                     ===========      ===========      ===========       ===========









See accompanying notes to condensed consolidated financial statements.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

     CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                                   (UNAUDITED)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003


                                                          Preferred Stock                    Common Stock
                                                      ------------------------         ------------------------
                                                        Shares        Amount             Shares        Amount
                                                      ----------    ----------         ----------    ----------
                                                         (1)                               (1)

Balance - January 1, 2003                                342,500      $   34,250        1,019,767      $  101,977

Shares issued to Health & Leisure, Inc.
  stockholders                                             -               -            1,732,543         173,254

Shares returned to the Company                             -               -             (752,767)        (75,277)

Shares issued to settle notes payable                      -               -            1,270,000         127,000

Shares issued for conversion of
  preferred stock                                       (342,500)        (34,250)      34,250,000       3,425,000

Shares issued for services                                 -               -            7,858,955         785,896

Net loss                                                   -               -                -               -
                                                      ----------      ----------       ----------      ----------
Balance - September 30, 2003                               -          $    -           45,378,498      $4,537,850
                                                      ==========      ==========       ==========      ==========


                                                                                     Retained            Total
                                                                                     Earnings         Stockholders'
                                                                  Paid-in          (Accumulated          Equity
                                                                  Capital             Deficit)        (Deficiency)
                                                                ------------       ------------       ------------

Balance - January 1, 2003                                       $  (136,127)       $    11,792         $   11,892

Shares issued to Health & Leisure, Inc.
  stockholders                                                     (310,954)            -                (137,700)

Shares returned to the Company                                       75,277             -                   -

Shares issued to settle notes payable                              (114,300)            -                  12,700

Shares issued for conversion of
  preferred stock                                                (3,390,750)            -                   -

Shares issued for services                                        1,178,843             -               1,964,739

Net loss                                                              -             (1,957,295)        (1,957,295)
                                                                 -----------       -----------         ----------
Balance - September 30, 2003                                     $(2,698,011)      $(1,945,503)        $ (105,664)
                                                                 ===========       ===========         ==========


(1) Restated to reflect 1-for-10 reverse stock-split completed on August 31, 2003.






See accompanying notes to condensed consolidated financial statements.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002



                                                                                     2003                 2002
                                                                                  -----------          ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                        $(1,957,295)         $   (2,516)
  Adjustments to reconcile net income to net
    cash provided by (used in) operating activities:
      Compensatory element of stock issuances                                       1,964,739               -
  Changes in operating assets and liabilities:
    Marketable securities                                                              60,571               -
    Accounts receivable                                                                 6,385               2,011
    Prepaid expenses and other current assets                                           1,567               -
    Security deposits                                                                  (4,667)              -
    Accrued commissions and other expenses                                            (31,507)             (4,100)
    Deferred revenue                                                                  (27,625)              -
                                                                                  -----------          ----------
      NET CASH PROVIDED BY (USED IN) OPERATING
        ACTIVITIES                                                                     12,168              (4,605)
                                                                                  -----------          ----------
NET INCREASE (DECREASE)IN CASH                                                         12,168              (4,605)

CASH - Beginning                                                                        4,697              10,874
                                                                                  -----------          ----------
CASH - Ending                                                                     $    16,865          $    6,269
                                                                                  ===========          ==========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the periods for:
    Income taxes                                                                  $       978          $    4,767
                                                                                  ===========          ==========
  Non-cash investing and financing activities:
    Issuance of notes payable related to
      reverse merger                                                              $   137,700          $    -
                                                                                  ===========          ==========
    Issuance of common stock to satisfy notes
      payable                                                                     $    12,700          $    -
                                                                                  ===========          ==========






See accompanying notes to condensed consolidated financial statements.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1 - BASIS OF FINANCIAL STATEMENT PRESENTATION

The condensed consolidated financial statements presented are those of MarketShare Recovery, Inc. - Delaware (formerly Health & Leisure, Inc.) and its wholly-owned subsidiary, MarketShare Recovery, Inc. - N.Y. ("MKSR"). Collectively, they are referred to herein as the ("Company").

The accompanying unaudited condensed consolidated financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted in accordance with such rules and regulations. The information furnished in the interim condensed consolidated financial statements includes normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim condensed consolidated financial statements be read in conjunction with the Company's most recent audited financial statements and notes thereto included in its December 31, 2002 Audited Report in an amendment to Form 8-K filed on Form 8-KA. Operating results for the three and nine months ended September 30, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003.

NOTE 2 - BUSINESS AND REVERSE MERGER

Effective on June 13, 2003, Health & Leisure, Inc. ("HLLS"), a publicly-traded Delaware corporation, and its wholly-owned subsidiary, Venture Sum, Inc., a Delaware corporation ("Mergerco"), entered into a Merger and Acquisition agreement with MKSR, a privately-held New York corporation, in the business of providing on-line direct marketing solutions for enterprises. Pursuant to the agreement, Mergerco merged with and into MKSR and MKSR became the surviving corporation. As consideration for the merger, the shareholders of MKSR received from HLLS the greater of 1,019,767 common shares of HLLS, or that number of shares that shall result in ownership of fifty-one percent (51%) of the outstanding shares of common stock of HLLS, and 3,425,000 shares of its voting convertible non-cumulative preferred stock, par value $0.01 per share ("HLLS Preferred Stock"). 267,000 shares of the HLLS common stock issued to the MKSR shareholders were from HLLS authorized but unissued shares and 752,767 shares of the HLLS common stock were returned to HLLS by the HLLS' former chief executive officer (Mr. Feldman) and then reissued by HLLS in the merger. The 3,425,000 shares of HLLS Preferred Stock are convertible into 34,250,000 post reverse stock-split shares of HLLS common stock upon approval of an increase in the shares the Company is authorized to issue. After the issuance of common stock as described above and the conversion of HLLS Preferred Stock, the shareholders of MKSR will own approximately 94% of HLLS. Accordingly, this transaction has been accounted for as a reverse merger with MKSR as the acquirer of HLLS. The reverse merger was accounted for as a recapitalization and the stockholders' equity was retroactively restated to January 1, 2002.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



NOTE 2 - BUSINESS AND REVERSE MERGER (CONTINUED)

Pursuant to the merger, the Company's former Chief Executive Officer cancelled all indebtedness owed by HLLS to him, except for $12,700, and cancelled all guarantees of debt by HLLS.

In addition, as part of the merger transaction, MKSR and HLLS agreed to pay $125,000 to H&L Concepts, Inc., a wholly-owned subsidiary of HLLS. After the execution of the promissory note, the former Chief Executive Officer purchased all of the outstanding shares of stock of H&L Concepts, Inc. for nominal consideration. The parties acknowledged that most of the trade payables and other consolidated liabilities of HLLS were liabilities of H&L Concepts, Inc., the subsidiary of HLLS, and by selling the stock of H&L Concepts, Inc. to Mr. Feldman it had the effect of removing substantially all of the trade payables and liabilities from the HLLS balance sheet and fixing the post closing liabilities of HLLS to that set forth in the promissory note.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION AND RELATED COMMISSION EXPENSES
---------------------------------------------------

Revenues include the sale of and/or electronic delivery of email distribution lists. Revenues from the sale of email distribution lists are recognized when the seller has delivered a list to the customer and the customer has accepted the list after an up to 30-day address replacement period. Revenues from consulting services are recognized ratably over the period of the contract. Commissions due to sales consultants are initially deferred and recognized ratably over the period revenue is recognized. Deferred commission expense is netted against deferred revenue for financial reporting purposes.

USE OF ESTIMATES
----------------

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS
-------------------------

For the purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTS RECEIVABLE
-------------------

Accounts receivable arise in the normal course of business. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is provided for. If amounts become uncollectible, they will be charged to operations when that determination is made. No charges were recorded for the three and nine months ended September 30, 2003 and 2002.

INCOME TAXES
------------

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." SFAS No. 109 requires the recognition of deferred tax assets and liabilities for the expected impact of differences between the financial statements and the tax basis of assets and liabilities and for the expected future tax benefits to be derived from tax loss and tax credit carryforwards. SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

MARKETABLE SECURITIES
---------------------

On certain engagements, the Company receives shares of common stocks of publicly-traded corporations from its customers in lieu of cash payments for services rendered. The fair value of the common stocks received is reflected as revenue. Subsequently, these marketable securities are classified as trading securities and reported at fair value with unrealized gains or losses reported as other income (expenses) in the statements of operations except for securities related to commissions. Unrealized gains or losses related to marketable securities to be transferred to sales consultants as commissions are reflected as an increase or decrease in the accrued commissions liability. The Company recognized a loss on the sale of marketable securities of $7,383 for the nine months ended September 30, 2003.

EARNINGS PER COMMON SHARE
-------------------------

Basic earnings per share is computed on the basis of the weighted average number of common shares outstanding. Diluted earnings per share is computed on the basis of the weighted average number of common shares outstanding, plus the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted from stock options and warrants or conversion of convertible Preferred Stock. There were no options or warrants outstanding at September 30, 2003.

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS
----------------------------------------------

In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantee and elaborates on existing disclosure requirements related to guarantees and warranties. The initial recognition requirements of FIN No. 45 are effective for guarantees issued or modified after December 31, 2002. The Company's adoption of the recognition requirements of FIN No. 45 did not have any effect on its consolidated financial position or results of operations.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)
----------------------------------------------

On December 31, 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and Accounting Principles Board Opinion ("APB") No. 28, "Interim Financial Reporting", to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While the statement does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123, or the intrinsic value method of APB No. 25. The Company will continue to account for stock-based compensation according to APB No. 25, while its adoption of SFAS No. 148 requires the Company to provide prominent disclosures about the effect of SFAS No. 123 on reported income and will require the Company to disclose these effects in the condensed consolidated interim financial statements as well. The Company has no stock-based compensation.

In January 2003, the FASB issued Interpretation No. 46 (" FIN 46"), "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletins ("ARB") No. 51." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company does not expect the adoption of FIN 46 to have a material effect on its financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability. The adoption of this pronouncement did not have an effect on the Company's condensed consolidated financial statements.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



NOTE 4 - PROMISSORY NOTE

At the closing of the merger, HLLS and MKSR entered into a $125,000 secured promissory note with H&L Concepts, Inc., a then wholly-owned subsidiary of HLLS. The loan is payable in twelve equal installments of $11,341, commencing July 2003. Interest is included in the monthly payment at a rate of 16% per annum. The note is guaranteed by the stockholders of MKSR and is collateralized by the shares of stock held by the stockholders of MKSR. This loan was paid in full during the quarter ended September 30, 2003 from proceeds provided by the Company's two significant shareholders.

NOTE 5 - STOCKHOLDERS' DEFICIENCY

PREFERRED STOCK
---------------

In June of 2003, HLLS amended its designation of preferred stock and designated 3,425,000 shares of Series A convertible preferred stock, par value $.01 per share ("Series A Preferred Stock"). Each share of Series A Preferred Stock is automatically convertible into 100 shares of common stock upon filing of an amendment to HLLS certificate of incorporation authorizing a sufficient number of shares of common stock to effect such a conversion. Such conversion rate shall be proportionately adjusted upon a stock-split, reverse stock split, or other changes in the HLLS' capitalization prior to the fling of such amendment. The Series A Preferred Stock shall be entitled to receive when, if and as declared by the Board of Directors dividends at 6% of its par value per annum, payable in cash. Dividends on each share of the Series A Preferred Stock shall be non-cumulative and shall not accrue if not declared. Each share of Series A Preferred Stock shall entitle its holders to vote in all matters submitted to a vote of the stockholders of the Company with the number of votes per Preferred share equal to the number of votes available on a converted basis.

As discussed in Note 2, in connection with the June 2003 merger transaction with MKSR, 3,425,000 shares of the Series A Preferred Stock were issued to the stockholders of MKSR. In September 2003, these preferred shares were converted into 34,250,000 shares of common stock.

CHANGES IN CAPITAL STRUCTURE
----------------------------

On August 5, 2003, HLLS filed with the SEC a definitive information statement notifying the stockholders of the Company that written consents from principal stockholders who collectively hold in excess of 50% of the Company's common stock were obtained and approved a 1 for 10 reverse split of the HLLS common stock, to authorize up to 50,000,000 shares of HLLS common stock and to change the name of HLLS to MarketShare Recovery, Inc.

The 1-for-10 reverse stock split became effective on August 29, 2003 and the $12,700 of debt owed to the former Chief Executive Officer was converted into 1,270,000 shares of common stock and the 3,450,000 shares of Series A Preferred Stock was converted into 34,250,000 shares of common stock. The increase in authorized common shares of 50,000,000 par value $.10 was effective on August 29, 2003.

During the quarter ended September 30, 2003, the Company issued 7,858,955 shares of its common stock sold to consultants, which were valued at $1,964,739 and was all charged to operations during the quarter ended September 30, 2003.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



NOTE 5 - STOCKHOLDERS' DEFICIENCY (CONTINUED)

In September 2003, the Company adopted a 2003 Stock Option Plan (the "2003 Plan"). Under the 2003 Plan, up to 15,000,000 incentive stock options, or non-qualified stock options, could be granted to employees and consultants. As of September 30, 2003, no options have been granted.

NOTE 6 - CONCENTRATIONS OF CREDIT RISK

There were no revenue from any customer amounting to 10% or more of the total net revenues for the three months ended September 30, 2003 and 2002.

Revenue from two customers accounted for approximately 26% of the total net revenues for the nine months ended September 30, 2002; one of these customers is a related party by virtue of common ownership of MKSR's two officers that amounted to 11%. There were no revenue from any customer amounting to 10% or more of the total net revenues for the nine months ended September 30, 2003.

NOTE 7 - PROPOSED MERGER

In September 2003, the Company's wholly-owned subsidiary, MarketShare Recovery, Inc. - NY signed a letter of intent to merge with Dominix, Inc., a publicly-traded company. The closing of this merger is subject to due diligence and the completion of definitive documents. If this merger is completed, the Company will have no remaining assets and the business will revert to a public shell. Shares of common stock of Dominix will be exchanged for the outstanding shares of the Company's common stock.

The letter of intent provides for the shareholders of the Company together with the shareholders of Jade Entertainment Group, Inc. to have majority control of Dominix, Inc. after the completion of the merger.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

THE FOLLOWING DISCUSSION AND ANALYSIS OF OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND THE RELATED NOTES INCLUDED IN THIS FORM 10-QSB.

THIS QUARTERLY REPORT OF FORM 10-QSB CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. BASED UPON CURRENT EXPECTATIONS THAT INVOLVE RISKS AND UNCERTAINTIES, SUCH AS OUR PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS. THESE FORWARD-LOOKING STATEMENTS INCLUDE ALL STATEMENTS THAT ARE NOT STATEMENTS OF HISTORICAL FACT. YOU CAN IDENTIFY THESE STATEMENTS BY OUR USE OF WORDS SUCH AS "MAY," "EXPECT," "BELIEVE," "ANTICIPATE," "INTEND," "COULD,""ESTIMATE," CONTINUE," `PLANS," OR THEIR NEGATIVES OR COGNATES. SOME OF THESE STATEMENTS INCLUDE DISCUSSIONS REGARDING OUR FUTURE BUSINESS STRATEGY AND OUR ABILITY TO GENERATE REVENUE, INCOME AND CASH FLOW. WE WISH TO CAUTION THE READER THAT ALL FORWARD-LOOKING STATEMENTS CONTAINED IN THIS FORM 10-QSB ARE ONLY ESTIMATES AND PREDICTIONS. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED AS A RESULT OF RISKS FACING US OR ACTUAL EVENTS DIFFERING FROM ASSUMPTIONS UNDERLYING SUCH FORWARD-LOOKING STATEMENTS. SOME FACTORS THAT COULD AFFECT OUR RESULTS INCLUDE THOSE THAT WE DISCUSS IN THIS SECTION AS WELL AS ELSEWHERE IN THIS FORM 10-QSB. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PROSPECTUS. WE WILL NOT UPDATE THESE FORWARD-LOOKING STATEMENTS UNLESS THE SECURITIES LAWS AND REGULATIONS REQUIRE US TO DO SO.

Pursuant to an Acquisition Agreement and Plan of Merger dated June 13, 2003 (the "Merger Agreement"), by and among Health & Leisure, Inc (the "Registrant"); Venture Sum, Inc., a Delaware corporation and a wholly owned subsidiary of Registrant ("Mergerco"); and MarketShare Recovery, Inc., a New York corporation, ("MKSR"), Mergerco merged with and into MKSR, and MKSR became a wholly owned subsidiary of the Registrant. The merger became effective June 13, 2003, (the "Effective Date,") however closing of the Agreement occurred on July 15, 2003.

In accordance with the Agreement, Messrs. Robert Feldman, Arthur Aaronson, James
S. Koroloff, Burton Schildhouse and Donald S. Franklin resigned as directors and officers and appointed Ray Barton and Timothy Schmidt as directors of the Company. Messrs Barton and Schmidt have assumed the roles of chief executive officer and Chief operating officer, respectively.

ABOUT MARKETSHARE RECOVERY, INC.

MarketShare Recovery, Inc. was incorporated in New York in November 2000. MarketShare Recovery, Inc. is a provider of online direct marketing solutions for enterprises. Our solutions enable corporations to create and deliver online direct marketing programs that drive revenue, influence behavior and deepen customer relationships. Our solutions provide customer insight and powerful program execution through a combination of hosted applications and technology infrastructure.

The financial information included in this 10-QSB consists of MarketShare Recovery, Inc.'s results of operations for the three and nine months ending September 30, 2003 and 2002 and Health & Leisure, Inc.'s results of operations for the period from June 13, 2003 to September 30, 2003.

RESULTS OF OPERATIONS
---------------------

THREE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
----------------------------------------------

Net revenues increased by 368% from approximately $66,000 for the three months ended September 30, 2002 to approximately $308,000 for the three months ended September 30, 2003. The improvement in revenues was a result of revenue from new customers in which the Company is paid in freely-tradable marketable securities.

Cost of revenues as a percent of net revenues decreased from 85% of net revenues for the three months ended September 30, 2002 to 80% of net revenues for the three months ended September 30, 2003.

Selling, general and administrative expenses increased from approximately $19,000, or 28% of net revenues for the three months ended September 30, 2002, to approximately $65,000, or 21% of net revenues for the three months ended September 30, 2003 mainly due to the Company hiring outside consultants to implement business plans as well as to bring in business in 2003.

Net loss increased from approximately $9,000 for the three months ended September 30, 2002 to approximately $1,993,000 for the three months ended September 30, 2003. The increase was a result of the compensatory element of stock issuances of $1,964,739 for the three months ended September 30, 2003.

NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
---------------------------------------------

Net revenues increased by 147% from approximately $241,000 for the nine months ended September 30, 2002 to approximately $595,000 for the nine months ended September 30, 2003. The improvement in revenues was a result of revenue from new customers in which the Company is paid in freely-tradable marketable securities.

Cost of revenues as a percent of net revenues improved from 78% of net revenues for the nine months ended September 30, 2002 to 72% of net revenues for the nine months ended September 30, 2003. The improvement was due to higher margin revenues.

Selling, general and administrative expenses increased from approximately $55,000, or 23% of net revenues for the nine months ended September 30, 2002, to approximately $143,000, or 24% of net revenues for the nine months ended September 30, 2003, mainly due to the Company hiring outside consultants to implement business plans as well as to bring in business in 2003.

Net loss increased from approximately $2,500 for the nine months ended September 30, 2002 to approximately $1,948,000 for the nine months ended September 30, 2003. The increase was a result of the compensatory element of stock issuances of $1,964,739 for the nine months ended September 30, 2003.

LIQUIDITY AND CAPITAL RESOURCES
-------------------------------

Cash provided by operating activities during the nine months ended September 30, 2003 amounted to approximately $12,000. The Company had cash and marketable securities of approximately $17,000 and $5,000, respectively, at September 30, 2003, as compared to approximately $5,000 and $65,000, respectively, at December 31, 2002.

The Company has no planned significant capital expenditures. Furthermore, the Company believes that its available cash and marketable securities and cash from operating activities are sufficient to fund its operations over the next twelve months.


                                  RISK FACTORS

BECAUSE OF OUR LIMITED OPERATING HISTORY AND THE EMERGING NATURE OF THE EMARKETING INDUSTRY, ANY PREDICTIONS ABOUT OUR FUTURE REVENUES AND EXPENSES MAY NOT BE AS ACCURATE AS THEY WOULD BE IF WE HAD A LONGER BUSINESS HISTORY, AND WE CANNOT DETERMINE TRENDS THAT MAY AFFECT OUR BUSINESS.

We were incorporated in November 2000 and first recorded revenue in 2001. Our limited operating history makes financial forecasting and evaluation of our business difficult. Since we have limited financial data, any predictions about our future revenues and expenses may not be as accurate as they would be if we had a longer business history. Because of the emerging nature of the e-marketing industry, we cannot determine trends that may emerge in our market or affect our business. The revenue and income potential of the e-marketing industry, and our business, are unproven.

OUR OPERATING RESULTS HAVE VARIED SIGNIFICANTLY IN THE PAST AND ARE LIKELY TO VARY SIGNIFICANTLY FROM PERIOD TO PERIOD AND OUR STOCK PRICE MAY DECLINE IF WE FAIL TO MEET THE EXPECTATIONS OF ANALYSTS AND INVESTORS.

Our operating results have varied significantly in the past and are likely to vary significantly from period to period. As a result, our operating results are difficult to predict and may not meet the expectations of securities analysts or investors. If this occurs, the price of our common stock would likely decline.

SEASONAL TRENDS MAY CAUSE OUR QUARTERLY OPERATING RESULTS TO FLUCTUATE, WHICH MAY ADVERSELY AFFECT THE MARKET PRICE OF OUR COMMON STOCK.

The traditional direct marketing industry has typically generated lower revenues during the summer months and higher revenues during the calendar year-end months. We believe our business may be affected by similar revenue fluctuations, but our limited operating history is insufficient to predict the existence or magnitude of these effects. If we do experience these effects, analysts and investors may not be able to predict our quarterly or annual operating results, and if we fail to meet expectations of analysts and investors, our stock price could decline.

IF BUSINESSES AND CONSUMERS FAIL TO ACCEPT EMARKETING AS A MEANS TO ATTRACT NEW CUSTOMERS, DEMAND FOR OUR SERVICES MAY NOT DEVELOP AND THE PRICE OF OUR COMMON STOCK WOULD DECLINE.

The market for e-marketing is new and rapidly evolving, and our business will be harmed if sufficient demand for our services does not develop. Our current and planned services are very different from the traditional methods that many of our clients have historically used to attract new customers and maintain customer relationships. Demand for e-marketing, including our services, may not materialize for several reasons, including:

- Businesses that have already invested substantial resources in other methods of marketing and communications may be reluctant to adopt new marketing strategies and methods.

- Consumers and businesses may choose not to accept e-marketing messages.

- Businesses may elect not to engage in e-marketing because consumers may confuse permission-based email services with unsolicited commercial email.

- The effectiveness of direct marketing through the use of emails may diminish significantly if the volume of direct marketing email saturates consumers.

COMPETITION IN THE EMARKETING INDUSTRY IS INTENSE AND, IF WE ARE UNABLE TO COMPETE EFFECTIVELY, THE DEMAND FOR, OR THE PRICES OF, OUR SERVICES MAY DECLINE.

The market for e-marketing is intensely competitive, rapidly evolving and experiences rapid technological change. We expect the intensity of competition to increase significantly in the future because of the attention the internet has received as a medium for advertising and direct marketing and because there are no significant barriers to entry into our market. Intense competition may result in price reductions, reduced sales, gross margins and operating margins, and loss of market share.

Our principal competitors include:

- Providers of e-marketing solutions such as @Once, Acxiom and its affiliate Bigfoot, Exactis.com, Kana Communications, L-Soft, Media Synergy, MessageMedia, Digital Impact, CoolSavings, NetCreations, Responsys.com and YesMail.com.

- The in-house information technology departments of our existing and prospective clients.

In addition, we expect competition to persist and intensify in the future, which could harm our ability to increase sales and maintain our prices. In the future, we may experience competition from Internet service providers, advertising and direct marketing agencies and other large established businesses such as America Online, DoubleClick, Microsoft, IBM, AT&T, Yahoo!, ADVO and the Interpublic Group of Companies. Each of these companies possess large, existing customer bases, substantial financial resources and established distribution channels and could develop, market or resell a number of e-marketing solutions. These potential competitors may also choose to enter the market for e-marketing by acquiring one of our existing competitors or by forming strategic alliances with these competitors. Any of these occurrences could harm our ability to compete effectively.

RAPID TECHNOLOGICAL CHANGES COULD CAUSE OUR SERVICES TO BECOME OBSOLETE AND UNMARKETABLE OR REQUIRE US TO REDESIGN OUR SERVICES, WHICH COULD BE COSTLY AND TIME-CONSUMING.

The market for e-marketing services is characterized by rapid technological change. Our services could become obsolete and unmarketable if we are unable to adapt our services to these new technologies. For example, the emergence of new media formats such as streaming video and audio may require us to adapt our services to remain competitive which could be costly and time-consuming.

IF WE DO NOT ATTRACT AND RETAIN ADDITIONAL HIGHLY-SKILLED PERSONNEL WE MAY BE UNABLE TO EXECUTE OUR BUSINESS STRATEGY.

Our business depends on the continued technological innovation of our core services and our ability to provide comprehensive e-marketing expertise. If we fail to identify, attract, retain and motivate these highly skilled personnel, we may be unable to successfully introduce new services or otherwise implement our business strategy. We plan to significantly expand our operations, and we will need to hire additional personnel as our business grows. In particular, we have experienced difficulties in hiring highly skilled technical and client services personnel due to significant competition for experienced personnel in our market.

WE RELY ON THE SERVICES OF OUR FOUNDERS AND OTHER KEY PERSONNEL, WHOSE KNOWLEDGE OF OUR BUSINESS AND TECHNICAL EXPERTISE WOULD BE EXTREMELY DIFFICULT TO REPLACE.

Our future success depends to a significant degree on the skills, experience and efforts of our senior management. In particular, we depend upon the continued services of Raymond Barton, our Chief Executive Officer, Chief Technology Officer and co-founder and Timothy Schmidt, our Chief Financial Officer and co-founder, whose vision for our company, knowledge of our business and technical expertise would be extremely difficult to replace. In addition, we have not obtained life insurance benefiting MarketShare Recovery on any of our key employees. If any of our key employees left or was seriously injured and unable to work and we were unable to find a qualified replacement, the level of services we are able to provide could decline or we may be otherwise unable to execute our business strategy.

IF WE FAIL TO EXECUTE OUR STRATEGY TO EXPAND INTO NEW MARKETS, THE MARKET FOR OUR SERVICES AND OUR POTENTIAL REVENUE WILL BE LIMITED.

The majority of our e-marketing clients to date have been online business-to-consumer retailers. We intend to expand our presence among clients in other consumer markets, in markets where the customers are businesses rather than consumers, and in international markets. If this strategy fails, the market for our services and our potential revenue will be limited. We have limited experience in these markets and may encounter obstacles, which we have not anticipated.

IF WE FAIL TO INTRODUCE NEW SERVICES, SUCH AS OUR RECENTLY-INTRODUCED EMAIL EXCHANGE NETWORK, OUR REVENUES MAY NOT INCREASE.

Part of our strategy is to increase our revenues by introducing new services. If we fail to introduce new services our revenues may not increase. If any of our new service offerings are not accepted by our clients, our revenues may be lower.

IF WE ARE UNABLE TO ENHANCE OUR SERVICES AND ADD CLIENT SERVICES PERSONNEL TO HANDLE INCREASED EMAIL VOLUME AND CONSUMER RESPONSES, WE MAY BE UNABLE TO ADEQUATELY RESPOND TO OUR CLIENTS' DEMANDS FOR EMARKETING SERVICES AND MAY LOSE MARKET SHARE.

If we are unable to expand capacity to keep pace with our clients' demands, we may lose market share. The volume of emails we are sending has grown significantly and we expect this volume to continue to grow. We will need to enhance our services to handle both any increased email volume and the increased level of response from consumers that are generated by this volume. In addition, as we seek to grow our base of clients, we must add client services personnel to handle the increased volume of emails and campaigns. If we are unable to add client services personnel, the level of services we are able to provide our clients could decline.

IF THE DELIVERY OF OUR EMAILS IS LIMITED OR BLOCKED, THEN OUR CLIENTS MAY DISCONTINUE THEIR USE OF OUR SERVICES.

Our business model relies on our ability to deliver emails over the internet through internet service providers and to recipients in major corporations. In particular, a significant percentage of our emails are sent to recipients who use America Online. We do not have, and we are not required to have, an agreement with America Online to deliver emails to their customers. America Online uses a proprietary set of technologies to handle and deliver email and the value of our services will be reduced if we are unable to provide emails compatible with these technologies. In addition, America Online and other internet service providers are able to block unwanted messages to their users. If these companies limit or halt the delivery of our emails, or if we fail to deliver emails in such a way as to be compatible with these companies' email handling technologies, then our clients may discontinue their use of our services.

OUR FACILITIES AND SYSTEMS ARE VULNERABLE TO NATURAL DISASTERS AND OTHER UNEXPECTED EVENTS, AND ANY OF THESE EVENTS COULD RESULT IN AN INTERRUPTION OF OUR ABILITY TO EXECUTE OUR CLIENT'S EMARKETING CAMPAIGNS.

We depend on the efficient and uninterrupted operations of our data center and hardware systems. Our data center and hardware systems is located in Long Island, New York. Our data center and hardware systems are also vulnerable to damage from fire, floods, power loss, telecommunications failures, and similar events. If any of these events result in damage to our data center or systems, we may be unable to execute our clients' e-marketing campaigns until the damage is repaired, and may accordingly lose clients and revenues. In addition, we may incur substantial costs in repairing any damage.

OUR DATA CENTER IS LOCATED AT FACILITIES PROVIDED BY A THIRD PARTY, AND IF THIS PARTY IS UNABLE TO ADEQUATELY PROTECT OUR DATA CENTER, OUR REPUTATION MAY BE HARMED AND WE MAY LOSE CLIENTS.

Our data center, which is critical to our ongoing operations, is located at facilities provided by a third party. Our operations depend on this party's ability to protect our data center from damage or interruption from human error, break-ins, sabotage, computer viruses, intentional acts of vandalism and similar events. If this party is unable to adequately protect our data center and information is lost or our ability to deliver our services is interrupted, our reputation may be harmed and we may lose clients.

OUR OPERATING RESULTS WOULD SUFFER IF WE WERE FORCED TO DEFEND AGAINST A PROTRACTED INFRINGEMENT CLAIM OR IF A THIRD PARTY WERE AWARDED SIGNIFICANT DAMAGES.

There is a substantial risk of litigation regarding intellectual property rights in our industry. A successful claim of technology infringement against us and our failure or inability to license the infringed or similar technology could harm our business.

We expect that our technologies may experience an increase in third-party infringement claims as the number of our competitors grows. In addition, we believe that many of our competitors have filed or intend to file patent applications covering aspects of their technology that they may claim our intellectual property infringes. We cannot be certain that third parties will not make a claim of infringement against us relating to our technology. Any claims, with or without merit, could:

- Be time-consuming and costly to defend.

- Divert management's attention and resources.

- Cause delays in delivering services.

- Require the payment of monetary damages, which may be tripled if the infringement is found to be willful.

- Result in an injunction, which would prohibit us from offering a particular service.

- Require us to enter into royalty or licensing agreements, which, if required, may not be available on acceptable terms.

IF ANY OF THE THIRD PARTY TECHNOLOGIES WE USE BECOME UNAVAILABLE TO US, WE WILL NOT BE ABLE TO OPERATE OUR BUSINESS UNTIL EQUIVALENT TECHNOLOGY CAN BE OBTAINED.

We are highly dependent on technologies we license which enable us to send email through the internet and allow us to offer a variety of targeted marketing capabilities. Our market is evolving, and we may need to license additional technologies to remain competitive. However, we may not be able to license these technologies on commercially reasonable terms or at all. Our inability to obtain any of these licenses could delay the development of our services until equivalent technology can be identified, licensed or developed and integrated.

IF WE ARE UNABLE TO SAFEGUARD THE CONFIDENTIAL INFORMATION IN OUR DATA WAREHOUSE, OUR REPUTATION MAY BE HARMED AND WE MAY BE EXPOSED TO LIABILITY.

We currently retain highly confidential customer information in a secure data warehouse. We cannot assure you, however, that we will be able to prevent unauthorized individuals from gaining access to this data warehouse. If any compromise or breach of security were to occur, it could harm our reputation and expose us to possible liability. Any unauthorized access to our servers could result in the misappropriation of confidential customer information or cause interruptions in our services. It is also possible that one of our employees could attempt to misuse confidential customer information, exposing us to liability. In addition, our reputation may be harmed if we lose customer information maintained in our data warehouse due to systems interruptions or other reasons.

ACTIVITIES OF OUR CLIENTS COULD DAMAGE OUR REPUTATION OR GIVE RISE TO LEGAL CLAIMS AGAINST US.

Our clients' promotion of their products and services may not comply with federal, state and local laws. We cannot predict whether our role in facilitating these marketing activities would expose us to liability under these laws. Any claims made against us could be costly and time-consuming to defend. If we are exposed to this kind of liability, we could be required to pay substantial fines or penalties, redesign our business methods, discontinue some of our services or otherwise expend resources to avoid liability.

Our services involve the transmission of information through the internet. Our services could be used to transmit harmful applications, negative messages, unauthorized reproduction of copyrighted material, inaccurate data or computer viruses to end-users in the course of delivery. Any transmission of this kind could damage our reputation or could give rise to legal claims against us. We could spend a significant amount of time and money defending against these legal claims.

NEW REGULATION OF AND UNCERTAINTIES REGARDING THE APPLICATION OF EXISTING LAWS AND REGULATIONS TO, EMARKETING AND THE INTERNET, COULD PROHIBIT, LIMIT OR INCREASE THE COST OF OUR BUSINESS.

Legislation has recently been enacted in several states restricting the sending of unsolicited commercial email. We cannot assure you that existing or future legislation regarding commercial email will not harm our business. The federal government and several other states are considering, or have considered, similar legislation. These provisions generally limit or prohibit both the transmission of unsolicited commercial emails and the use of forged or fraudulent routing and header information. Some states, including California, require that unsolicited emails include opt-out instructions and that senders of these emails honor any opt-out requests.

Our business could be negatively impacted by new laws or regulations applicable to e-marketing or the internet, the application of existing laws and regulations to e-marketing or the internet or the application of new laws and regulations to our business as we expand into new jurisdictions. There is a growing body of laws and regulations applicable to access to or commerce on the internet. Moreover, the applicability to the internet of existing laws is uncertain and may take years to resolve.

Due to the increasing popularity and use of the internet, it is likely that additional laws and regulations will be adopted covering issues such as privacy, pricing, content, copyrights, distribution, taxation antitrust, characteristics and quality of services and consumer protection. The adoption of any additional laws or regulations may impair the growth of the internet or e-marketing, which could, in turn, decrease the demand for our services and prohibit, limit or increase our cost of doing business.

INTERNET-RELATED STOCK PRICES ARE ESPECIALLY VOLATILE AND THIS VOLATILITY MAY DEPRESS OUR STOCK PRICE.

The stock market and specifically the stock prices of internet-related companies have been very volatile. Because we are an internet-related company, we expect our stock price to be similarly volatile. As a result of this volatility, the market price of our common stock could significantly decrease. This volatility is often not related to the operating performance of the companies and may accordingly reduce the price of our common stock without regard to our operating performance.

ITEM 3. CONTROLS AND PROCEDURES

An evaluation was performed, as of September 30, 2003, under the supervision and with the participation of our President and Chief Executive Officer and our Chief Financial Officer, of the effectiveness of the design and operation of our "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934, as amended, Rules 13a-14(c) and 15(d)-14(c)). Based on such evaluation, these persons have concluded that our disclosure controls and procedures were effective as of September 30, 2003. There have been no significant changes in our internal controls or in other factors that could significantly affect our internal controls subsequent to September 30, 2003.

                           PART II - OTHER INFORMATION

Item 1.   Legal Proceedings

              None

Item 2.  Changes in Securities and Use of Proceeds

              None

Item 3.  Defaults Upon Senior Securities

             None

Item 4.  Submission of Matters to Vote of Security Holders

             The Company's Board of Directors received shareholder approval obtained by written consent ("Shareholders Consents") in lieu of holding a meeting. The Shareholders Consents represent 9,277,668 of the 17,325,427 shares of common stock outstanding; which equates to a majority of the outstanding shares of common stock of the Company, which is required under Delaware law in order to effect 1) a ten-for-one reverse stock split of its shares of common stock, 2) amend the Company's articles of incorporation increasing the authorized number of shares of its Common Stock, par value $0.10 per share, from 30,000,000 shares to 50,000,000 shares, 3) to change the corporation's name from Health & Leisure, Inc. to MarketShare Recovery, Inc.

            The Company's Board of Directors received shareholder approval obtained by written consent ("Shareholders Consents") in lieu of holding a meeting. As previously disclosed in the Registrant's filing on Schedule 14F1 on July 14, 2003 and mailing to security holders, the Board of directors nominated, and elected by Shareholder Consents Ray Barton and Tim Schmidt to the Board of directors. Subsequent thereto the remaining members of the Board of directors resigned.


Director                 FOR               AGAINST               ABSTAIN
--------------       ------------       -------------         ------------
Ray Barton             9,277,668             0                  8,047,759

Tim Schmidt            9,277,668             0                  8,047,759

Item 5.  Other Information

Item 6 - EXHIBITS AND REPORTS ON FORM 8-K

(a)      Exhibits

31.1 Chief Executive Officer's Certificate pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2 Chief Financial Officer's Certificate pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1 Chief Executive Officer's Certificate pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2 Chief Financial Officer's Certificate pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(b)      Reports on Form 8-K

          The following reports have been filed on Form 8-K during the quarter ended September 30, 2003.

          On July 1, 2003, MarketShare filed a current report on Form 8-K reporting that it had filed a press release reporting the signing of a merger agreement with MarketShare Recovery, Inc.

          On July 18, 2003, MarketShare filed a current report on Form 8-K reporting changes in the control of registrant, the acquisition of assets and the financial statements to accompany said acquisition.

          On July 21, 2003, MarketShare filed a current report on Form 8-K/A amending the current report on Form 8-K filed on July 18, 2003.

          On August 20, 2003, MarketShare filed a current report on Form 8-K to report changes in MarketShare's certifying accountant.

          On September 15, 2003, MarketShare filed a current report on Form 8-K/A to amend the current report on Form 8-K originally filed on July 18, to include the financial statements of MarketShare Recovery, Inc., as required by
Item 7(a) (4).



                                   SIGNATURES

           In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      MARKETSHARE RECOVERY, INC.


Date:  November 21, 2003              -------------------------------------
                                      Raymond Barton,
                                      Chief Executive Officer


Date: November 21, 2003               -------------------------------------
                                      Timothy Schmidt,
                                      Chief Financial Officer

                                   APPENDIX E

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB
(Mark One)

[X]            QUARTERLY REPORT UNDER SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                    For the quarterly period ended
                          March 31, 2003

[ ]            TRANSITION REPORT PURSUANT TO SECTION 13 OR
               15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               For the transition period from      to

                     Commission file number 000-49686

                      Jade Entertainment Group, Inc.
    -----------------------------------------------------------------
    (Exact name of small business issuer as specified in its charter)


        New York                                     11-3617420
 -------------------------------                    -------------------
 (State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                     Identification No.)


                      95 Broadhollow Road Suite 101,
                            Melville, NY 11747
   ------------------------------------------------------------------
               (Address of principal executive offices)

                           (631) 385-0007
                           --------------
            (Issuer's telephone number, including area code)


Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities
Exchange Act of 1934 during the last 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

                    YES [x]   NO [ ]

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date:

            Class                  Outstanding at March 31, 2003
Common Stock, par value $0.001                2,134,341

                       JADE ENTERTAINMENT GROUP, INC.
                      (A Development Stage Company)

                              BALANCE SHEET
                           March 31, 2003


ASSETS

CURRENT ASSETS
  Cash                                    $489

Total current assets                               $489

TOTAL ASSETS                                       $489
                                                   -------
LIABILITIES AND STOCKHOLDERS- EQUITY

CURRENT LIABILITIES                        $1800

Deferred revenue

TOTAL LIABILITIES                                    $1800
                                                     -----
STOCKHOLDERS' EQUITY

Common Stock, $0.001 par value;
10,000,000 shares authorized;
2,134,341 shares issued and
outstanding                               2,134

Paid in Surplus                         161,309
Retained Earnings                      (163,004)
Current Income (Loss)                  ($1,750)

TOTAL STOCKHOLDERS' EQUITY                          ($1,311)
                                                    ------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY             $489









(See accompanying Notes to Financial Statement)


                      JADE ENTERTAINMENT GROUP, INC.
                      (A Development Stage Company)

                         STATEMENT OF CASH FLOWS
                            MARCH 31, 2003


Cash flows from operating activities:

Net Loss                                              (1,750)

Reconciliation of net loss to net cash used in pre-operating activities:

Services received in exchange for stock                      0

Changes in operating assets and liabilities:

Deferred Revenue

Total adjustments                                            0

Net cash used in pre-operating activities             (1,750)

Cash flows from financing activities:

Proceeds from Issuance of common stock                      0

Net cash provided by financing activities

NET INCREASE IN CASH (loss)                            (1,750)

CASH BEGINNING OP PERIOD                                $2240


CASH END OF PERIOD                                       $489

SUPPLEMENTAL SCHEDULE OF NON-CASH
INVESTING AND FINANCING ACTIVITIES:






(See accompanying Notes to Financial Statement)


                      JADE ENTERTAINMENT GROUP, INC.
                      (A Development Stage Company)

                         STATEMENT OF OPERATIONS
                            MARCH 31, 2003

                                    Three Months       July 05, 2001
                                       Ended           Inception to
                                  March 31, 2003       March 31, 2003


Sales                                   1,531              14,461

Cost of Sales                             328               9,664

Gross Gain\Loss                        1,203                 4,797

General & Administrative Expenses     (2,953)               (169,551)

NET GAIN (LOSS)                       (1,750)               (164,754)

Basic and diluted net loss per share    (0.02)

Weighted shares used in the
computation of basic and diluted
loss per share                       2,134,131



                            JADE ENTERTAINMENT GROUP INC
                            (A Development Stage Company)

                            NOTES TO FINANCIAL STATEMENT
                                  SEPTEMBER 30,2002

NOTE 1      NATURE OF OPERAT10NS

Jade Entertainment Group, Inc. (A Development Stage Company) (The "Company") was incorporated in the state of New York, on July 5, 2001. The
 Company plans to launch an Internet search engine to assist and attract the people requesting information on finding specific adult content on the Internet. The Company plans to use the website to earn income from companies who are prepared to pay to have Web advertising in the form of positions on the search engine or banners on the website selling their products or services. The Company plans to solicit advertisers that are targeting sales of their products and services to people using the Company's website. The Company's website address is www.askJade.com.

NOTE 2      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates, which have been made using careful judgment.

A) Development Stage Company

The Company is a development stage company as defined in Statement of Financial Accounting Standards No. 7, The Company is devoting substantially all of its current efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception have been considered as part of the Company's development stage activities.

Since formation, the Company's operations have been devoted primarily to:

*  Raising capital
*  Developing its product
*  Obtaining financing
*  Developing its marketing plan
*  Developing its accounting System

These statements are presented on the basis that the Company will continue as a going concern. This contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. As shown in the accompanying financial statements, the Company has incurred net losses since its inception and minimal revenues.

The Company's plan to fund its future operations and activities is based upon obtaining additional equity financing in order for the Company to implement its business plan and generate sufficient revenues to maintain profitable operations. There can be no assurance that the Company's plan will he adequately implemented even if sufficient funds are obtained. Further, any additional equity financing if obtained may be dilutive to existing stockholders.

If the Company is unable to obtain sufficient additional equity financing, the Company is expected to operate under a more moderate business plan in order to reduce operating costs while trying to slowly increase revenues and working capital.

These factors, as well as the Company's ability to obtain adequate stockholder capital contributions, future equity funding and achieve and maintain profitable operations, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

     B)     Revenue Recognition

The Company generates revenue from fees charged to clients for predetermined click-through rates charged to its clients and banner advertisement on the AskJade.com search engine.

Revenue from click-through rates is recognized as it's generated in accordance with the terms of its agreement. Additionally, revenue from banner advertisements is recognized in accordance with the terms of the advertising agreement and when services are provided.

     C)     Deferred Revenue

Deferred revenue represents advance deposits received from the Company's clients for future click-through for search listing advertisements on the askjade.com search engine. Revenue is recognized as click-through are made to a client's website.

D) Income Taxes

The Company has adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" (SFAS 109). SFAS No. 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns.

Deferred tax liabilities and assets are determined based on temporary differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax liabilities and assets of a change in tax rates is recognized in income in the period that includes the enactment date.

If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized. Since it is a development stage company, a 100% valuation allowance has been recognized for the period presented.

E) Net Loss Per Share

Earnings per share are determined in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share". This
 statement establishes standards for computing and presenting earnings per share ("EPS"). It replaces the presentation of primary EPS with a presentation of basic EPS.

The net loss per share is computed by dividing the net loss for the period by the weighted average number of shares outstanding (as adjusted retroactively for the dilutive effect of common stock options) for the period plus the dilutive effect of outstanding common stock options and warrants considered to be common stock equivalents. Stock options and other common stock equivalents are excluded from the calculations, as their effect would be anti-dilutive. Common stock issued for nominal consideration is deemed outstanding for all historical periods.

F) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the related reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates made in preparation of the financial statements.

NOTE. 3     INCOME TAXES

The Company has a net loss of $1,750 for the period ended March
31, 2003, The resulting deferred tax asset has been offset by a valuation allowance equal to the deferred tax asset, as the realization of such deferred tax asset is uncertain.

NOTE. 4
The Factors described above in "Limited History of Operations; Net
Losses: Company is a "Start-Up" with nominal Revenues to Date" raise substantial doubt about the Company's ability to continue as a going concern. In this regard, see the Report of Independent Certified Public Accountants accompanying the Company's audited finical Statements appearing elsewhere herein which cites substantial doubt about the Company's ability to continue as a going concern. There can be no assurance that the Company will achieve profitability or generate positive cash flow in the future. As a result of these and other factors, there can he no assurance that the Company's proposed activities and/or acquisitions will be successful or that the Company will he able to achieve or maintain profitable operations. If the Company fails to achieve profitability, its growth strategies could be materially and adversely affected.

NOTE 4     COMMITMENTS AND CONTINGENCIES

(A) Marketing Agreement: The Company has entered into a marketing agreement with a company that is controlled by the Company's majority stockholder. The agreement is on a month to month basis and calls for payments of $5,000 per month.

(B) Sub-lease Agreement: The Company has entered into a sub-lease agreement with a company that is Controlled by the Company's majority stockholder. The agreement provides for the use of office space, office equipment, telephone, Internet access and other amenities as needed. The amount of monthly rent to be paid is not to exceed $1,800 per month and the agreement is month to month. The Company paid approximately $ 1,800 during the period ended October 31,2001 relating to this agreement.

(C) Other Contingencies: The Company's business model may be affected by other entities' business models and certain patents on those business models that may affect (he operations of the Company, At this time, the Company is unable to determine whether or not other entities' business models and related patents will or will not affect the Company's operations and the implementation of its business plan.

As indicated in Note 1, the operations of the Company are expected to be concentrated in the facilitation of electronic identification and distribution of adult conical. There may he laws or regulations in the United States or other countries that may affect the operations of the Company.

NOTE 5      STOCKHOLDERS EQUITY

At the time of inception, The Company issued a total of 1,500,000 shares to its two founders. The shares were issued at par value and were purchased for $ 100 in cash and $ 1,400 in services contributed at inception.

Item 2. Management's Discussion and Analysis or Plan of Operation.

The following discussion should he read in conjunction with the information contained in the financial statements of the Company and the Notes thereto appearing elsewhere herein.

LIQUIDITY AND CAPITAL RESOURCES

The Company was incorporated on July 5. 2001 in New York as a "c" corporation for the purpose of creating, launching and developing an online specialized search directory.

For the quarter ending March 31, 2003 the Company has received
$1,531 for affiliate contracts.
Click-through revenue or earned revenue is calculated by multiplying the number of click-through of an advertisers advertisement/link by the respective bid price for that advertisement. Deferred revenue represents, advertising sold but not yet earned.
Our initial selling efforts have resulted in 372 advertiser accounts, advertisers fund their accounts in denominations of $25, $50 or $100 and can increase account balances and pay-for-position bids at any time.

Advertiser accounts are non-refundable; in the event of early termination of an advertiser account the unearned balance in the advertisers account will be forfeited to the Company. Of the current 372 advertiser funded accounts we estimate that we realized revenues as a result of activity on 254 of our advertisers ad placements. We do not enter into long term contracts and due to the young age of our company and our uncertainty as to the amount of traffic to our website and the frequency of searches for specific terms, we may be unable to predict the rate at which click-through will occur thus creating uncertainty in our revenue stream.

To date the Company has raised $128,000 in "angel" investments to fund initial operations and costs associated with this offering. The Company is currently offering up to $1,500,000 in its initial public offering ("1PO") and if successful plans to utilize these funds to finance operations and execute its business plan.

The Company expects to fund development expenditures and incur losses until it is able to generate sufficient income and cash flows to meet such expenditures and other requirements. The Company does not currently have adequate cash reserves to continue to cover such anticipated expenditures and cash requirements. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), the Company is hereby providing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of (he Company herein or orally, whether in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as; "will result", "are expected to ", "will continue", "is anticipated", "estimated", "projection" and "outlook") are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions, and uncertainties which could cause actual results to differ materially from those expressed in the forward- looking statements. Such uncertainties include, among other, the following: (i)The Company's ability to obtain additional financing to implement its business strategy; (ii) the financial condition of the Company's clients; (iii) imposition of new regulatory requirements affecting the Company; (iv) a downturn in general economic conditions; (v) the delay or failure to properly manage growth and successfully integrate acquired companies and operations;
(vi) lack of geographic diversification; and (vii) other factors which are described in further detail in the Company's filings with Securities and Exchange Commission.

The Company cautions that actual results or outcomes could differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking, statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors. Further, management cannot assess the impact each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 3. Controls and Procedures

(a) Evaluation of Disclosure Controls and Procedures.
Within the 90 days prior to the date of this Report, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended. Based upon that evaluation, the Chief Executive and Chief Financial Officer concluded that our disclosure controls and procedures are effective in timely alerting them to material information required to be included in our periodic filings with the U.S. Securities and Exchange Commission.

(b) Changes in Internal Controls.
There were no significant changes in our internal controls or in other factors that could significantly affect these internal controls subsequent to the date of our most recent evaluation.

PART II OTHER INFORMATION

Item 1. Legal Proceedings.

     Not Applicable

Item 2. Changes in Securities.

     Not Applicable.

Item 3. Defaults Upon Senior Securities

     Not Applicable.

Item 4. Submission of Matters to a Vote of Security Holders.

     Not Applicable.

Item 5. Other Information.

     Not Applicable.

Item 6. Exhibits and Reports on Form 8-K.

     None.

Exhibits.
99.1     Exhibit 99.   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                       1350, AS ADOPTED PURSUANT TO SECTION 906 OF
                       THE SARBANES-OXLEY ACT OF 2002

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Jade Entertainment Group, Inc.
(Registrant)

Date: May 22,2003

/s/Timothy Schmidt
--------------------
Timothy Schmidt, President, Chief Executive Officer
And Chief Financial Officer


CERTIFICATIONS

I Timothy Schmidt, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Jade
Entertainment Group, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:
a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and
c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):
a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and
6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: May 22, 2003

/s/ Timothy Schmidt
-----------------------
Timothy Schmidt
President, Chief Executive Officer
and Chief Financial Officer